Exhibit 10.11



                          LOAN AND SECURITY AGREEMENT

                            Dated: January 26, 2001

                                  $15,000,000

                                    between


                          FLEET CAPITAL CORPORATION,

                                   as Lender

                                      and

                             MOORE MEDICAL CORP.,

                                  as Borrower

                               TABLE OF CONTENTS

LOAN AND SECURITY AGREEMENT.................................................................................      1

SECTION 1.  CREDIT FACILITY.................................................................................      1
     1.1.   Revolving Credit Loans..........................................................................      1
            ----------------------
            1.1.1.  Loans and Reserves......................................................................      1
                    ------------------
            1.1.2.  Use of Proceeds.........................................................................      1
                    ---------------
     1.2.   Letters of Credit; LC Guaranties................................................................      1
            --------------------------------

SECTION 2.  INTEREST, FEES AND CHARGES......................................................................      3
     2.1.   Interest........................................................................................      3
            --------
            2.1.1.  Rate of Interest........................................................................      3
                    ----------------
            2.1.2.  Default Rate of Interest................................................................      3
                    ------------------------
            2.1.3.  Maximum Interest........................................................................      3
                    ----------------
     2.2.   Computation of Interest and Fees................................................................      3
            --------------------------------
     2.3.   LIBOR Option....................................................................................      3
            ------------
     2.4.   Closing Fee.....................................................................................      6
            -----------
     2.5.   Letter of Credit and LC Guaranty Fees...........................................................      6
            -------------------------------------
     2.6.   Unused Line Fee.................................................................................      7
            ---------------
     2.7.   Reimbursement of Expenses.......................................................................      7
            -------------------------
            2.7.1.  Administration and Enforcement Expenses.................................................      7
                    ---------------------------------------
            2.7.2.  Collateral Protection Expenses..........................................................      7
                    ------------------------------
     2.8.   Bank Charges....................................................................................      8
            ------------
     2.9.   Payment of Charges..............................................................................      8
            ------------------

SECTION 3.  LOAN ADMINISTRATION.............................................................................      8
     3.1.   Manner of Borrowing Loans.......................................................................      8
            -------------------------
            3.1.1.  Loan Requests...........................................................................      8
                    -------------
            3.1.2.  Disbursement............................................................................      8
                    ------------
            3.1.3.  Authorization...........................................................................      9
                    -------------
            3.1.4.  Letter of Credit and LC Guaranty Requests...............................................      9
                    -----------------------------------------
            3.1.5.  Method of Making Requests...............................................................      9
                    -------------------------
     3.2.   Payments........................................................................................      9
            --------
            3.2.1.  Principal...............................................................................     10
                    ---------
            3.2.2.  Interest................................................................................     10
                    --------
            3.2.3.  Revolving Credit Maturity Date..........................................................     10
                    ------------------------------
            3.2.4.  Costs, Fees and Charges.................................................................     10
                    -----------------------
            3.2.5.  Other Obligations.......................................................................     10
                    -----------------
     3.3.   Mandatory Payments; Proceeds of Sale, Loss, Destruction or Condemnation of Collateral...........     11
            -------------------------------------------------------------------------------------
     3.4.   Accounts Receivable Management..................................................................     11
            ------------------------------
            3.4.1.  Account Verification....................................................................     11
                    --------------------
            3.4.2.  Dominion of Cash........................................................................     11
                    ----------------
            3.4.3.  Collection of Accounts Proceeds of Collateral...........................................     11
                    ---------------------------------------------
     3.5.   Application of Payments and Collections.........................................................     12
            ---------------------------------------
     3.6.   All Loans to Constitute One Obligation..........................................................     12
            --------------------------------------
     3.7.   Loan Account....................................................................................     12
            ------------
     3.8.   Statement of Account............................................................................     12
            --------------------

SECTION 4.  TERM AND TERMINATION............................................................................     12
     4.1.   Term of Agreement...............................................................................     12
            -----------------
     4.2.   Termination.....................................................................................     13
            -----------

            4.2.1.  Termination by Lender...................................................................      13
                    ---------------------
            4.2.2.  Termination by Borrower.................................................................      13
                    -----------------------
            4.2.3.  Termination Charges.....................................................................      13
                    -------------------
            4.2.4.  Effect of Termination...................................................................      13
                    ---------------------

SECTION 5.  SECURITY INTERESTS..............................................................................      14
     5.1.   Security Interest in Collateral.................................................................      14
            -------------------------------
     5.2.   Lien Perfection; Further Assurances.............................................................      15
            -----------------------------------
     5.3.   Safekeeping of Collateral.......................................................................      15
            -------------------------
     5.4.   Intentionally Omitted...........................................................................      15
            ---------------------
     5.5.   Administration of Accounts......................................................................      15
            --------------------------
            5.5.1.  Records, Schedules and Assignments of Accounts..........................................      15
                    ----------------------------------------------
            5.5.2.  Discounts, Allowances, Disputes.........................................................      15
                    -------------------------------
            5.5.3.  Taxes...................................................................................      16
                    -----
            5.5.4.  Account Verification....................................................................      16
                    --------------------
     5.6.   Administration of Inventory.....................................................................      16
            ---------------------------
            5.6.1.  Records and Reports of Inventory........................................................      16
                    --------------------------------
            5.6.2.  Returns of Inventory....................................................................      16
                    --------------------
     5.7.   Records and Schedules of Equipment..............................................................      17
            ----------------------------------

SECTION 6.  REPRESENTATIONS AND WARRANTIES                                                                        17
     6.1.   General Representations and Warranties..........................................................      17
            --------------------------------------
            6.1.1.  Organization and Qualification..........................................................      17
                    ------------------------------
            6.1.2.  Corporate Power and Authority...........................................................      17
                    -----------------------------
            6.1.3.  Legally Enforceable Agreement...........................................................      17
                    -----------------------------
            6.1.4.  Capital Structure.......................................................................      18
                    -----------------
            6.1.5.  Corporate Names.........................................................................      18
                    ---------------
            6.1.6.  Business Locations; Agent for Process...................................................      18
                    -------------------------------------
            6.1.7.  Title to Properties; Priority of Liens..................................................      18
                    --------------------------------------
            6.1.8.  Accounts................................................................................      19
                    --------
            6.1.9.  Equipment...............................................................................      20
                    ---------
            6.1.10. Financial Statements; Fiscal Year.......................................................      20
                    ---------------------------------
            6.1.11. Regulations U and X.....................................................................      20
                    -------------------
            6.1.12. Solvent Financial Condition.............................................................      20
                    ---------------------------
            6.1.13. Surety Obligations......................................................................      21
                    ------------------
            6.1.14. Taxes...................................................................................      21
                    -----
            6.1.15. Brokers.................................................................................      21
                    -------
            6.1.16. Patents, Trademarks, Copyrights and License.............................................      21
                    -------------------------------------------
            6.1.17. Governmental Consents...................................................................      21
                    ---------------------
            6.1.18. Compliance with Laws....................................................................      21
                    --------------------
            6.1.19. Restrictions............................................................................      22
                    ------------
            6.1.20. Litigation..............................................................................      22
                    ----------
            6.1.21. No Defaults.............................................................................      22
                    -----------
            6.1.22. Leases..................................................................................      22
                    ------
            6.1.23. Pension Plans...........................................................................      22
                    -------------
            6.1.24. Trade Relations.........................................................................      22
                    ---------------
            6.1.25. Labor Relations.........................................................................      23
                    ---------------
            6.1.26. Certain Transactions....................................................................      23
                    --------------------
            6.1.27. Environmental Compliance................................................................      23
                    ------------------------
            6.1.28. Holding Company and Investment Company Acts.............................................      24
                    -------------------------------------------
            6.1.29. Insurance...............................................................................      24
                    ---------
            6.1.30. Disclosure..............................................................................      24
                    ----------
            6.1.31. Business Activity.......................................................................      24
                    -----------------
     6.2.   Continuous Nature of Representations and Warranties.............................................      25
            ---------------------------------------------------

     6.3.   Survival of Representations and Warranties......................................................     25
            ------------------------------------------

SECTION 7.  COVENANTS AND CONTINUING AGREEMENTS.............................................................     25
     7.1.   Affirmative Covenants...........................................................................     25
            ---------------------
            7.1.1.  Visits and Inspections..................................................................     25
                    ----------------------
            7.1.2.  Notices.................................................................................     25
                    -------
            7.1.3.  Financial Statements....................................................................     26
                    --------------------
            7.1.4.  Borrowing Base Certificates.............................................................     27
                    ---------------------------
            7.1.5.  Landlord and Storage Agreements.........................................................     27
                    -------------------------------
            7.1.6.  Projections.............................................................................     27
                    -----------
            7.1.7.  Insurance on Collateral.................................................................     27
                    -----------------------
            7.1.8.  Guarantors..............................................................................     28
                    ----------
            7.1.9.  Cash Management Services................................................................     28
                    ------------------------
            7.1.10. Employee Benefit Plans..................................................................     28
                    ----------------------
            7.1.11. Compliance with Laws, Contracts, Licenses and Permits...................................     29
                    -----------------------------------------------------
            7.1.12. Use of Proceeds.........................................................................     30
                    ---------------
            7.1.13. Regulations U and X.....................................................................     30
                    -------------------
            7.1.14. Records and Accounts....................................................................     30
                    --------------------
            7.1.15. Corporate Existence; Maintenance of Properties..........................................     30
                    ----------------------------------------------
            7.1.16. Taxes...................................................................................     31
                    -----
            7.1.17. Cross Aging and Aged Credit Reports.....................................................     31
                    -----------------------------------
            7.1.18. Further Assurances......................................................................     31
                    ------------------
     7.2.   Negative Covenants..............................................................................     32
            ------------------
            7.2.1.  Mergers; Consolidations; Acquisitions...................................................     32
                    -------------------------------------
            7.2.2.  Loans...................................................................................     32
                    -----
            7.2.3.  Total Indebtedness......................................................................     32
                    ------------------
            7.2.4.  Affiliate Transactions..................................................................     33
                    ----------------------
            7.2.5.  Limitation on Liens.....................................................................     33
                    -------------------
            7.2.6.  Distributions...........................................................................     34
                    -------------
            7.2.7.  Capital Expenditures....................................................................     34
                    --------------------
            7.2.8.  Disposition of Assets...................................................................     34
                    ---------------------
            7.2.9.  Stock of Subsidiaries...................................................................     35
                    ---------------------
            7.2.10. Issuance of Borrower....................................................................     35
                    --------------------
            7.2.11. Bill-and-Hold Sales, Etc................................................................     35
                    ------------------------
            7.2.12. Restricted Investment...................................................................     35
                    ---------------------
            7.2.13. Leases..................................................................................     35
                    ------
            7.2.14. Tax Consolidation.......................................................................     35
                    -----------------
            7.2.15. Business Activities.....................................................................     35
                    -------------------
            7.2.16. Management and Consulting Fees..........................................................     35
                    ------------------------------
            7.2.17. Subsidiary Business.....................................................................     36
                    -------------------
            7.2.18. Subordinated Debt.......................................................................     36
                    -----------------
     7.3.   Specific Financial Covenants....................................................................     36
            ----------------------------

SECTION 8.  CONDITIONS PRECEDENT............................................................................     36
     8.1.   Documentation...................................................................................     36
            -------------
     8.2.   No Default......................................................................................     38
            ----------
     8.3.   Other Conditions................................................................................     38
            ----------------
     8.4.   Availability....................................................................................     38
            ------------
     8.5.   No Litigation...................................................................................     38
            -------------
     8.6.   Financials; Projections.........................................................................     38
            -----------------------

SECTION 9.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT...............................................     39
     9.1.   Events of Default...............................................................................     39
            -----------------
            9.1.1.  Payment.................................................................................     39
                    -------

            9.1.2.  Misrepresentations......................................................................      39
                    ------------------
            9.1.3.  Breach of Specific Covenants............................................................      39
                    ----------------------------
            9.1.4.  Breach of Other Covenants...............................................................      39
                    -------------------------
            9.1.5.  Default Under Security Documents/Other Agreements.......................................      39
                    -------------------------------------------------
            9.1.6.  Other Defaults..........................................................................      39
                    --------------
            9.1.7.  Uninsured Losses........................................................................      40
                    ----------------
            9.1.8.  Insolvency and Related Proceedings......................................................      40
                    ----------------------------------
            9.1.9.  Adverse Changes.........................................................................      40
                    ---------------
            9.1.10. Business Disruption; Condemnation.......................................................      40
                    ---------------------------------
            9.1.11. Change of Ownership.....................................................................      40
                    -------------------
            9.1.12. ERISA...................................................................................      41
                    -----
            9.1.13. Challenge to Agreement..................................................................      41
                    ----------------------
            9.1.14. Criminal Forfeiture.....................................................................      41
                    -------------------
            9.1.15. Judgments...............................................................................      41
                    ---------
            9.1.16. VA Liability...........................................................................       41
                    ------------
     9.2.   Acceleration of the Obligations................................................................       41
            -------------------------------
     9.3.   Other Remedies.................................................................................       42
            --------------
     9.4.   Remedies Cumulative; No Waiver.................................................................       43
            ------------------------------
     9.5.   Marshalling....................................................................................       44
            -----------
SECTION 10.  MISCELLANEOUS.................................................................................       44
     10.1.  Power of Attorney..............................................................................       44
            -----------------
     10.2.  Indemnity......................................................................................       46
            ---------
     10.3.  Modification of Agreement; Sale of Interest....................................................       46
            -------------------------------------------
     10.4.  Severability...................................................................................       47
            ------------
     10.5.  Successors and Assigns.........................................................................       47
            ----------------------
     10.6.  Cumulative Effect; Conflict of Terms...........................................................       47
            ------------------------------------
     10.7.  Execution in Counterparts......................................................................       47
            -------------------------
     10.8.  Notice.........................................................................................       47
            ------
     10.9.  Lender's Consent...............................................................................       48
            ----------------
     10.10. Credit Inquiries...............................................................................       48
            ----------------
     10.11. Time of Essence................................................................................       49
            ---------------
     10.12. Entire Agreement...............................................................................       49
            ----------------
     10.13. Setoff.........................................................................................       49
            ------
     10.14. Interest Rate..................................................................................       49
            -------------
     10.15. Loss of Revolving Credit Note, etc.............................................................       49
            ----------------------------------
     10.16. Interpretation.................................................................................       50
            --------------
     10.17. Further Assurances.............................................................................       50
            ------------------
     10.18. Concerning Revised Article 9 of the Code.......................................................       50
            ----------------------------------------
            10.18.1. Attachment............................................................................       50
                     -----------
            10.18.2. Perfection by Filing..................................................................       51
                     --------------------
            10.18.3. Other Perfection, etc.................................................................       51
                     ---------------------
            10.18.4. Other Provisions......................................................................       51
                     ----------------
            10.18.5. Savings Clause........................................................................       51
                     --------------
     10.19. Information and Confidentiality................................................................       51
            -------------------------------
     10.20. GOVERNING LAW; CONSENT TO FORUM................................................................       52
            -------------------------------
     10.21. WAIVERS BY BORROWER............................................................................       53
            -------------------

                          LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT is made this 26/th/ day of January, 2001, by and between FLEET CAPITAL CORPORATION ("Lender"), a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, and MOORE MEDICAL CORP. ("Borrower"), a Delaware corporation with its chief executive office and principal place of business at 389 John Downey Drive, New Britain, Connecticut 06050. Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions, attached hereto. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

                          SECTION 1.  CREDIT FACILITY

     Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make the Maximum Revolving Loan Amount available upon Borrower's request therefor, as follows:

     1.1. Revolving Credit Loans.
          ----------------------

          1.1.1.  Loans and Reserves.  Lender agrees, for so long as no Default
                  ------------------
     or Event of Default exists, to make Revolving Credit Loans to Borrower from time to time from the Closing Date up to but not including the Revolving Credit Maturity Date, as requested by Borrower in the manner set forth in
     Section 3.1 hereof, up to a maximum principal amount at any time outstanding (after giving effect to all amounts requested) equal to the Borrowing Base at such time minus (without duplication) the LC Amount and such Reserves, if any, as may be required by Lender in addition to the Reserve Amount. Lender shall have the right to establish, in addition to the Reserve Amount, reserves in such amounts, and with respect to such matters, as Lender shall reasonably deem necessary or appropriate in its credit judgment, against the amount of Revolving Credit Loans which Borrower may otherwise request under this subsection 1.1.1 ("Reserves"), including, without limitation, with respect to (i) sums chargeable against Borrower's Loan Account as Revolving Credit Loans under any section of this Agreement; (ii) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any Collateral of Borrower which Lender deems eligible under the definition of the term Borrowing Base; and
     (iii) any liability or obligation of Borrower in respect to interest rate protection agreements that Lender is required to guarantee.

          1.1.2. Use of Proceeds. The Revolving Credit Loans shall be used
                 ---------------
     solely (i) to fund Borrower's Permitted Acquisitions, and (ii) for Borrower's general working capital needs and all other general corporate purposes of the Borrower in a manner consistent with the provisions of this Agreement and all applicable laws.

     1.2. Letters of Credit; LC Guaranties.
          --------------------------------

     (A) Subject to all of the terms and conditions of this Agreement, if requested to do so by Borrower, Lender shall issue its Letters of Credit, or cause to be issued Bank's Letters of Credit, for the account of Borrower or shall execute LC Guaranties by which Lender shall agree to reimburse the issuer for the Letters of Credit for amounts drawn thereon or shall guaranty the payment or performance by Borrower of its reimbursement obligation with respect to Letters of Credit issued for Borrower's account by Bank or Lender; provided that the aggregate amount available to be drawn under all Letters of Credit and LC Guaranties outstanding at any time shall not exceed Three Million Five Hundred Thousand

Dollars ($3,500,000) and no Letter of Credit may have an expiration date that is after fourteen (14) days prior to the Revolving Credit Maturity Date unless Borrower provides Lender with cash collateral for said Letter of Credit or LC Guaranty, in a manner and amount acceptable to Lender; provided, that the VA Letter of Credit may have an expiration date not to exceed five (5) years beyond the Closing Date so long as the Collateral continues to secure such Obligation in a manner and amount acceptable to the Lender. Further, the expiration date of any Letter of Credit (other than the VA Letter of Credit) shall not be more than one year after the day of issuance thereof (although any such Letter of Credit may be renewable for additional one-year periods in accordance with the terms thereof). Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs. Any amounts paid by Lender under any Letter of Credit or LC Guaranty or in connection with any Letter of Credit (i) shall become part of the proceeds of a Revolving Credit Loan requested pursuant to subsection 3.1.1 below, to the extent Lender is required to make Revolving Credit Loans pursuant to the terms hereof and (ii) otherwise, shall by payable by Borrower on demand. In no event shall Bank or Lender be required to issue or cause to be issued Letters of Credit or LC Guaranties at any time there exists a Default or an Event of Default.

     (B) Borrower agrees, unconditionally, irrevocably and absolutely, to pay immediately to Lender on demand the amount drawn under a Letter of Credit or paid pursuant to a LC Guaranty, and (ii) the amount of any taxes, fees, charges or other reasonable costs and expenses whatsoever incurred by the Lender or the Bank in connection with any payment made by the Lender or the Bank with respect to such Letter of Credit or the drawing thereon. If Borrower at any time fails to make such payment in accordance with the terms of this Agreement, Borrower shall be deemed to have elected to borrow from the Lender on such date Revolving Credit Loans equal in aggregate amount to the amount paid by Lender under such Letter of Credit or LC Guaranty. The Borrower's obligations under this Section
1.2 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Lender, the Bank, or any beneficiary of a Letter of Credit. The Borrower further agrees with the Lender that the Lender and the Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit or any draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document delivered in connection with any Letter of Credit believed by the Lender or the Bank to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and in relying upon advice and statements of legal counsel, independent accountants and other experts selected by the Lender or the Bank. Neither the Lender nor the Bank shall be responsible for, and the Borrower's obligations under Section 1.2 shall not be affected by, among other things, the validity or genuineness of any documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Lender and the Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Lender or the Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Lender or the Bank to the Borrower.

                     SECTION 2.  INTEREST, FEES AND CHARGES

     2.1. Interest.
          --------

          2.1.1.  Rate of Interest.  Interest shall accrue on the principal
                  ----------------
     amount of the Base Rate Portion outstanding at the end of each day at a fluctuating rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Portions. Said rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that such change in the Base Rate occurs. If Borrower properly exercises its LIBOR Option as provided in Section 2.3, interest shall accrue on the principal amount of the LIBOR Portion outstanding at the end of each day at the rate of the applicable LIBOR Rate for such LIBOR Portion plus the Applicable Margin for LIBOR Loans.

          2.1.2. Default Rate of Interest.  Upon and after the occurrence of an
                 ------------------------
     Event of Default, and during the continuation thereof, at the option of the Lender, the principal amount of all Loans shall bear interest at a rate per annum equal to 2.0% plus the interest rate otherwise applicable thereto
                         ----
     (the "Default Rate").

          2.1.3. Maximum Interest.  In no event whatsoever shall the aggregate
                 ----------------
     of all amounts deemed interest hereunder or under the Notes and charged or collected pursuant to the terms of this Agreement or pursuant to the Notes exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement or the Notes is in contravention of any such law, such provisions shall be deemed amended to conform thereto.

     2.2. Computation of Interest and Fees.
          --------------------------------

     Interest, Letter of Credit fees, LC Guaranty fees and Unused Line Fees hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of (i) in the case of Base Rate Portion, Letter of Credit fees, LC Guaranty fees and Unused Line Fees hereunder, 365 days and (ii) in the case of a LIBOR Portion, 360 days. For the purpose of computing interest hereunder, all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) on the first Business Day after receipt by Lender of such items in Lender's account located in Glastonbury, Connecticut.

     2.3. LIBOR Option.
          ------------

               (i) Upon the conditions that: (1) Lender shall have received a LIBOR Request from Borrower no later than 11:00 a.m. (Hartford, Connecticut time) at least 3 Business Days prior to the first day of the LIBOR Period requested, (2) there shall have occurred no change in applicable law which would make is unlawful for Lender to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market, (3) as of the date of the LIBOR Request and the first day of the LIBOR Period, there shall exist no Default or Event of Default, (4) Lender is able to determine the LIBOR Rate in respect of the requested LIBOR Period or Lender is able to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market in the applicable amounts and for the requested LIBOR Period, and (5) as of the first date of the LIBOR Period, there are no more than three
          (3) outstanding LIBOR Portions including the LIBOR Portion being requested; then interest on the LIBOR Portion requested during the LIBOR Period requested will be based on the applicable LIBOR Rate.

               (ii) Each LIBOR Request shall be irrevocable and binding on Borrower. Borrower shall indemnify Lender for any loss, penalty or expense incurred by Lender due to failure on the part of Borrower to fulfill, on or before the date specified in any LIBOR Request, the applicable conditions set forth in this Agreement or due to the prepayment of the applicable LIBOR Portion prior to the last day of the applicable LIBOR period or due to any default by Borrower in the payment of the principal of or interest on any

          LIBOR Portion, including, without limitation any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by Lender to fund or maintain the requested LIBOR Portion.

               (iii) If any Legal Requirement shall (1) make it unlawful for Lender to fund through the purchase of U.S. dollar deposits any LIBOR Portion or otherwise give effect to its obligations as contemplated under this Section 2.3, or (2) shall impose on Lender any costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of Lender which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of Lender which includes any LIBOR Portion or (3) shall impose on Lender any restrictions not already taken into account under statutory reserves on the amount of such a category of liabilities or assets which Lender may hold, then, in each such case, Lender may, by notice thereof to Borrower, terminate the LIBOR Option. Any LIBOR Portion subject thereto shall immediately bear interest thereafter at the rate and in the manner provided for Base Rate Portions pursuant to subsection 2.1.1. Borrower shall indemnify Lender against any loss, penalty or expense incurred by Lender due to liquidation or redeployment of deposits or other funds acquired Lender to fund or maintain any LIBOR Portion that is terminated under this paragraph.

               (iv) If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to Lender or any corporation controlling Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                    (a) subject Lender or such corporation to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, any Letters of Credit or LC Guaranty, Lender's commitment hereunder or the Revolving Credit Loans (other than taxes based upon or measured by the income or profits of Lender or such corporation and other than franchise taxes), or

                    (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to Lender or such corporation of the principal of or the interest on any Revolving Credit Loans or any other amounts payable to Lender under this Agreement or any of the other Loan Documents, or

                    (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of Lender or such corporation, or

                    (d) impose on Lender or such corporation any other conditions or requirements (other than franchise taxes) with respect to this Agreement, the other Loan Documents, any Letters of Credit or LC Guaranties, the Revolving Credit Loans, Lender's commitment hereunder, or any class of loans, letters of credit or commitments of which any of the Revolving Credit Loans or such commitment forms a part, and the result of any of the foregoing is

                    (x) to increase the cost to Lender or such corporation of making, funding, issuing, renewing, extending or maintaining any of the Revolving Credit Loans or Lender's commitment hereunder or any Letter of Credit or LC Guaranty, or

                    (y) to reduce the amount of principal, interest, reimbursement obligation or other amount payable to Lender hereunder on account of Lender's commitment hereunder, any Letter of Credit or LC Guaranty or any of the Revolving Credit Loans, or

                    (z) to require Lender to make any payment or to forego any interest or reimbursement obligation or other sum payable hereunder, the amount of which payment or foregone interest or reimbursement obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by Lender from Borrower hereunder, then, and in each such case, Borrower will, upon demand made by Lender at any time and from time to time and as often as the occasion therefor may arise, pay to Lender such additional amounts as will be sufficient to compensate Lender for such additional cost, reduction, payment or foregone interest or reimbursement obligation or other sum, as set forth in reasonable detail in a certificate executed by Lender accompanying such demand. If the amount of any tax, levy, impost, duty, charge, fee deduction or withholding is paid by Borrower to Lender pursuant to this clause (iv) and is thereafter refunded to Lender in whole or in part by the jurisdiction or agency to which such amount was paid, Lender will promptly refund to Borrower (without interest, except to the extent that the jurisdiction or agency pays interest to Lender on such refund) the amount of such refund of the amount paid by Borrower.

               (v) Borrower may elect from time to time to convert any outstanding Base Rate Portion to a LIBOR Portion, and Borrower may elect to continue a LIBOR Portion as a LIBOR Portion, by causing Lender to receive a LIBOR Request from Borrower, no later than 11:00 a.m. (Hartford, Connecticut time) at least 3 Business Days prior to the first day of the LIBOR Period (or new LIBOR Period) requested, in accordance with each of the terms and conditions set forth in clause
          (i) of this Section 2.3 and except as otherwise provided in clause of this Section 2.3. If Lender does not receive a LIBOR Request from Borrower with respect to a LIBOR Portion on or before 11:00 a.m. (Hartford, Connecticut time) at least 3 Business Days prior to the end of the LIBOR Period with respect thereto, such LIBOR Portion shall automatically convert to a Base Rate Portion on the last day of such LIBOR Period, provided that no Base Rate Portion may be converted to a
                        --------
          LIBOR Portion, and no LIBOR Portion may be continued as a LIBOR Portion, when any Event of Default has occurred and is continuing or when any Default (which is not yet an Event of Default) has occurred and is continuing. All or any part of outstanding Base Rate Portions may be converted into LIBOR Portions in accordance with the foregoing provisions of this clause (v), provided that any partial conversion of
                                         --------
          a Base Rate Portion to a LIBOR Portion shall be in the aggregate principal amount of $500,000 or an integral multiple of $100,000 in excess thereof.

               (vi)   If after the date hereof Lender reasonably determines that
          (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction or
          (ii) compliance by Lender or any corporation controlling Lender with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on Lender's commitment herein with respect to any Revolving Credit Loans or Letters of Credit to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's (and any corporation controlling Lender's) then existing policies with respect to capital adequacy and assuming full utilization of Lender's or such corporation's capital) by any amount deemed by Lender to be material, then Lender may notify Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate or the LIBOR Rate, as the case may be, Borrower agrees to pay Lender the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by Lender of a certificate in accordance with clause (vii) of this Section 2.3. Lender shall allocate such cost increases among its customers in its discretion in good faith and on an equitable basis.

               (vii) A certificate setting forth in reasonable detail any additional amounts payable pursuant to clauses (iv) and (vi) of this
          Section 2.3 and the calculation of and basis on which such amounts which are due, submitted by Lender to Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

     2.4. Closing Fee.
          -----------

     Borrower shall pay to lender a closing fee of Seventy Thousand Dollars ($70,000), which shall be fully earned and nonrefundable on the Closing Date and shall be paid concurrently with the advance of the first Revolving Credit Loan hereunder.

     2.5. Letter of Credit and LC Guaranty Fees.
          -------------------------------------

     Borrower shall pay to Lender for each Letter of Credit and LC Guaranty of a Letter of Credit, a fee equal to the Applicable Margin for LIBOR Portions at the time that the applicable Letter of Credit or LC Guaranty is issued, multiplied by the aggregate face amount of such Letter of Credit and LC Guaranty outstanding from time to time during the term of this Agreement, payable quarterly in arrears, plus all normal and customary charges associated with the
                      ----
administration of such Letter of Credit (other than issuance fees associated with the VA Letter of Credit) and LC Guaranty, including, without limitation, reasonable charges relating to the issuance, amendment and negotiation thereof, which charges shall be payable upon the issuance of such Letter of Credit or LC Guaranty or as advised by Lender or Bank. All such charges shall be deemed fully earned and shall be due and payable upon issuance of each such Letter of Credit or LC Guaranty and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

     2.6. Unused Line Fee.
          ---------------

     Borrower shall pay to Lender a fee (the "Unused Line Fee") equal to the product of (a) the average daily amount of Excess Availability, multiplied by
(b) the Applicable Margin. Although the Unused Line Fee is payable monthly and is based upon the average daily amount of Excess Availability during the month preceding each payment, the Applicable Margin is determined, as set forth in the definition of Applicable Margin, based upon the average daily amount of Excess Availability during the preceding fiscal quarter. The Unused Line Fee shall be payable monthly in arrears on the first day of each calendar month hereafter with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Revolving Credit Loan shall terminate.

     2.7. Reimbursement of Expenses.
          -------------------------

          2.7.1.  Administration and Enforcement Expenses.
                  ---------------------------------------

          If, at any time or times regardless of whether or not an Event of Default then exists, Lender or any Participating Lender incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's affairs; (iv) any attempt to enforce any rights of Lender or any Participating Lender against Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and accounting expenses, other costs and out-of-pocket expenses of Lender, to the extent reasonable, shall be charged to Borrower. All amounts chargeable to Borrower under this Section 2.7 shall be Obligations secured by all of the Collateral, shall be payable on demand to Lender or to such Participating Lender as the case may be, and shall bear interest from the date such demand is made until paid in full at the rate applicable to Base Rate Portions from time to time. Borrower shall also reimburse Lender for expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in Section 2.9 hereof.

          2.7.2. Collateral Protection Expenses. All reasonable expenses of
                 ------------------------------
     protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral and any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrower therefor.

     2.8. Bank Charges.
          ------------

     Borrower shall pay to Lender, on demand, any and all fees, costs or expenses which Lender or any Participating Lender pays to a bank or other similar institution (including, without limitation, any fees paid by Lender to any Participating Lender) arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender or any Participating Lender, of proceeds of loans made by Lender to Borrower pursuant to this Agreement and (ii) the depositing for collection, by Lender or any Participating Lender, of any check or item of payment received or delivered to Lender or any Participating Lender on account of the Obligations.

     2.9. Payment of Charges.
          ------------------

     All amounts chargeable to or payable by Borrower under Section 2 and under
Section 7.18 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Base Rate Portions from time to time.

                        SECTION 3.  LOAN ADMINISTRATION

     3.1. Manner of Borrowing Loans.
          -------------------------

     Borrowings under the credit facility established pursuant to Section 1 hereof shall be as follows:

          3.1.1. Loan Requests. A request for a Revolving Credit Loan shall be
                 -------------
     made, or shall be deemed to be made, in the following manner: (i) Borrower may give Lender notice, together with an updated Borrowing Base certificate, no later than 11:00 a.m. Hartford, Connecticut, time on the proposed borrowing date (or in accordance with Section 2.3 hereof in the case of a request for a LIBOR Portion), of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing (which shall be no less than $100,000 with respect to a Base Rate Portion and $500,000 with respect to a LIBOR Portion), the proposed borrowing date, the amount, if any, of such Revolving Credit Loan that will be used to fund Permitted Acquisitions, and the name of the entity from which assets are being acquired with respect to any such Permitted Acquisition, provided,
                                                                    --------
     however, that no such request may be made at a time when there exists a Default or an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan, which shall be a Base Rate Portion, on the due date in the amount required to pay such interest or other Obligation.

          3.1.2. Disbursement. Borrower hereby irrevocably authorizes Lender to
                 ------------
     disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to this subsection 3.1.2 as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(i) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Lender from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolving Credit Loan deemed to be requested under subsection 3.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

          3.1.3. Authorization. Borrower hereby irrevocably authorizes Lender to
                 -------------
     advance to Borrower in accordance with subsection 3.1.1 hereof, and to charge to Borrower's Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all reasonable costs, fees and expenses at any time owed by Borrower to Lender hereunder.

          3.1.4. Letter of Credit and LC Guaranty Requests. A request for a
                 -----------------------------------------
     Letter of Credit or LC Guaranty shall be made in the following manner:
     Borrower may give Lender (and Bank, if Bank is the proposed issuer) a written notice of its request for the issuance of a Letter of Credit or LC Guaranty, not later than 11:00 a.m. Hartford, Connecticut time, one Business Day before the proposed issuance date thereof, in which notice Borrower shall specify the proposed issuer and issuance date; provided,
                                                                   --------
     that no such request may be made at a time when there exists a Default or Event of Default. Such request shall be accompanied by an executed application and reimbursement agreement in form and substance satisfactory to the proposed issuer of the Letter of Credit or LC Guaranty, as well as any required corporate resolutions.

          3.1.5. Method of Making Requests. As an accommodation to Borrower,
                 -------------------------
     unless a Default or an Event of Default is then in existence, (i) Lender may permit telephonic requests for Revolving Credit Loans to Lender, (ii) Lender and Bank may, in their discretion, permit electronic transmittal of requests for Letters of Credit and LC Guaranties to them, and (iii) Lender may, in Lender's discretion, permit electronic transmittal of instructions, authorizations, agreements or reports to Lender. Unless Borrower specifically directs Lender or Bank in writing not to accept or act upon telephonic or electronic communications from Borrower, neither Lender nor Bank shall have any liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's or Bank's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender or Bank by Borrower and neither Lender nor Bank shall have any duty to verify the origin of any such communication or the authority of the person sending it. Each telephonic request for a Loan, Letter of Credit, or LC Guaranty accepted by Lender and Bank, if applicable, hereunder shall be promptly followed by a written confirmation of such request from Borrower to Lender and Bank, if applicable.

     3.2. Payments.
          --------

     All payments shall be in lawful money of the United States in immediately available funds. All payments of the Obligations shall be made to the Lender at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033 or such other location that the Lender may designate in writing from time to time. Except where evidenced by notes or other instruments issued or made by Borrower to Lender and accepted by Lender specifically containing payment provisions which are in conflict with this Section 3.2 (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

          3.2.1. Principal. Principal payable on account of Revolving Credit
                 ---------
     Loans shall be payable by Borrower to Lender immediately upon the earliest of (i) the receipt by Lender or Borrower of any proceeds of any of the Collateral, to the extent of said proceeds, except that, so long as no Default or Event of Default exists, if, after application of the proceeds to Base Rate Portions, any remaining Loans outstanding at the time of receipt by Borrower of any such proceeds are LIBOR Portions, then Borrower may at its option direct that such proceeds be held by Lender in a non-interest bearing cash collateral account maintained by Lender to be applied to the payment of principal on the last day of the LIBOR Period applicable to each LIBOR Portion in the order of maturity or Borrower may place such proceeds in an interest bearing account at a financial institution acceptable to Lender provided that such account is pledged to Lender in a manner satisfactory to Lender; (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof; provided, however, that if a Revolving Credit Loan
                          --------  -------
     Overadvance shall exist at any time, Borrower shall immediately repay the Revolving Credit Loan Overadvance on demand.

          3.2.2.  Interest.
                  --------

                  (i) Base Rate Portion.  Interest accrued on Base Rate Portions
                      -----------------
          shall be due and payable on the earliest of (1) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (2) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations or (3) termination of this Agreement pursuant to Section 4 hereof.

               (ii) LIBOR Portion.  Interest accrued on each LIBOR Portion shall
                    -------------
          be due and payable on the earliest of (1) each LIBOR Interest Payment Date applicable to such LIBOR Portion, (2) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations or (3) termination of this Agreement pursuant to Section 4 hereof.

          3.2.3. Revolving Credit Maturity Date. On the Revolving Credit
                 ------------------------------
     Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon and all other amounts payable hereunder and under the other Loan Documents shall become absolutely due and payable, and the Borrower promises to pay all such amounts on such date.

          3.2.4. Costs, Fees and Charges. Costs, fees and charges payable
                 -----------------------
     pursuant to this Agreement shall be payable by Borrower as and when provided in Section 2 hereof, to Lender or to any other Person designated by Lender in writing.

          3.2.5. Other Obligations. The balance of the Obligations requiring the
                 -----------------
     payment of money, if any, shall be payable by Borrower to Lender on demand (or, if otherwise provided in this Agreement, the Other Agreements or the Security Documents, in accordance with such other provision).

     3.3. Mandatory Payments; Proceeds of Sale, Loss, Destruction or
          ----------------------------------------------------------
     Condemnation of Collateral.  Except as provided in subsection 7.2.8 hereof,
     --------------------------
if Borrower sells any of its Equipment or real Property, or if any of the Collateral is lost or destroyed or taken by condemnation, Borrower shall pay to Lender, unless otherwise agreed by Lender, as and when received by Borrower and as a mandatory payment of the Obligations, as herein provided, a sum equal to the proceeds (including insurance payments) or, in the case of real property, net proceeds received by Borrower from such sale, loss, destruction or condemnation. At the time of each such payment, the Maximum Revolving Loan Amount shall thereby automatically be reduced by the amount of such payment.

     3.4. Accounts Receivable Management.
          ------------------------------

          3.4.1. Account Verification. Any of Lender's officers, employees or
                 --------------------
     agents shall have the right, at any time or times hereafter during normal business hours, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process. Lender will notify Borrower of the procedure or procedures Lender intends to use in making such verification during any period when no Default or Event of Default exists and will only use such procedures during such periods. Lender will not be obligated to notify Borrower of such Account verification, and Lender may use any method or procedure for Account verification, at any time a Default of Event of Default exists.

          3.4.2. Dominion of Cash. On and anytime after Borrower requests any
                 ----------------
     Revolving Credit Loan, Letter of Credit (other than with respect to the VA Letter of Credit) or LC Guaranty Borrower shall at all times thereafter maintain the written arrangement with respect to the Dominion Account entered into on or about the Closing Date, and any changes with respect thereto shall be made with the consent of Borrower, Lender and the Bank. Borrower shall issue, pursuant to such agreement, to the Bank an irrevocable letter of instruction directing it to deposit all payments or other remittances received to the Dominion Account for application on account of the Obligations. All funds deposited in the Dominion Account shall immediately become the property of Lender and Borrower shall obtain the agreement by Bank in favor of Lender to waive any offset rights against the funds so deposited. All funds in the Dominion Account shall be transferred to the Loan Account.

          3.4.3. Collection of Accounts Proceeds of Collateral. To expedite
                 ---------------------------------------------
     collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Lender. All remittances received by Borrower on account of Accounts, together with the proceeds of any other Collateral, shall be held as Lender's property by Borrower as trustee of an express trust for Lender's benefit and Borrower shall immediately deposit same in kind in the Dominion Account. Lender retains the right at all times after the occurrence of an Event of Default to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees, to Borrower.

     3.5. Application of Payments and Collections.
          ---------------------------------------

     All items of payment received by Lender by 2:00 p.m., Hartford, Connecticut, time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 2:00 p.m., Hartford, Connecticut, time, on any Business Day shall be deemed received on the following Business Day. Notwithstanding the foregoing, although all items of payment will be deemed received in accordance with the previous two sentences, for the purposes of computations of interest, items of payment shall not be deemed to be collected until one (1) day after they are deemed received by Lender. During any period in which an Event of Default exists, Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that, subject to subsection 3.2.1(i), Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records. If as the result of collections of Accounts as authorized by subsection 3.4.3 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower and transferred from time to time and/or at Borrower's request to Borrower's operating account at any time or times for so long as no Default or Event of Default exists.

     3.6. All Loans to Constitute One Obligation.
          --------------------------------------

     The Revolving Credit Loans shall constitute one general Obligation of Borrower, and shall be secured by Lender's Lien upon all of the Collateral.

     3.7. Loan Account.
          ------------

     Lender shall enter all Loans as debits to the Loan Account and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

     3.8.  Statement of Account.
           --------------------

     Lender will account to Borrower monthly with a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrower absent manifest error unless Lender is notified by Borrower in writing to the contrary within 30 days of the date each accounting is mailed to Borrower in accordance with (S)10.8. Such notice shall only be deemed an objection to those items specifically objected to therein.

                        SECTION 4.  TERM AND TERMINATION

     4.1.  Term of Agreement.
           -----------------

     Subject to Lender's right to cease making Loans to Borrower upon or after the occurrence of any Default or Event of Default, Revolving Credit Loans, Letters of Credit and LC Guaranties will be available under this Agreement, on the terms and conditions set forth herein, from the date hereof through and including the Revolving Credit Maturity Date (the "Term"), unless earlier terminated as provided in Section 4.2 hereof.

     4.2. Termination.
          -----------

          4.2.1.  Termination by Lender.  Lender may terminate this Agreement
                  ---------------------
     without notice upon or after the occurrence of an Event of Default.

          4.2.2. Termination by Borrower. Upon at least 30 days prior written
                 -----------------------
     notice to Lender, Borrower may, at its option, terminate this Agreement; provided, however, no such termination shall be effective until Borrower
     --------  -------
     has paid all of the Obligations in immediately available funds and all Letters of Credit and LC Guaranties have expired or have been cash collateralized to Lender's satisfaction. Any notice of termination given by Borrower shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Revolving Credit Loans or issue or procure any Letters of Credit or LC Guaranties on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.

          4.2.3. Termination Charges. At the effective date of termination of
                 -------------------
     this Agreement for any reason, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest, fees, charges and other Obligations owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to (i) one and one-half of one percent (1.5%) of the Maximum Revolving Loan Amount if termination occurs during the first 12-month period of the Term, (ii) one percent (1%) of the Maximum Revolving Loan Amount if termination occurs during the second 12-month period of the Term and (iii) one-half of one percent (0.5%) of the Maximum Revolving Loan Amount if termination occurs during the third 12-month period of the Term.

          4.2.4. Effect of Termination. All of the Obligations shall be
                 ---------------------
     immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has paid the Obligations to Lender, in full, in immediately available funds, together with the applicable termination charge, if any, and all Letters of Credit and LC

     Guaranties have expired or have been cash collateralized to Lender's satisfaction. Notwithstanding the payment in full of the Obligations and the expiration or cash collateralization of all Letters of Credit and LC Guaranties, Lender shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from Borrower or any Account Debtor and applied to the Obligations, Lenders shall, at its option, (i) have received a written agreement, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) have retained such reasonable monetary reserves for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

                         SECTION 5.  SECURITY INTERESTS

     5.1.  Security Interest in Collateral.
           -------------------------------

     To secure the prompt payment and performance to Lender of the Obligations, Borrower hereby grants to Lender a continuing Lien upon all of Borrower's assets, including all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

               (i)    Accounts;

               (ii)   Inventory;

               (iii)  Equipment;

               (iv)   General Intangibles;

               (v)    Fixtures;

               (vi)   Deposit Accounts;

               (vii)  Investment Property;

               (viii) Chattel Paper;

               (ix)   Instruments;

               (x)    Documents;

               (xi) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

               (xii) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (xi) above; and

               (xiii) All accessories to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through
          (xii) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the

          Collateral. Notwithstanding the foregoing provisions of this (S)5.1, such grant of security interest shall not extend to, and the term "Collateral" shall not include any chattel paper and general intangibles which are now or hereafter held by the Borrower as licensee, lessee or otherwise, to the extent that (x) such chattel paper and general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (y) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall
          --------  -------
          extend to, and the term "Collateral" shall include, (A) any and all proceeds of such chattel paper and general intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (B) upon any such licensor, lessor or other applicable party consent with respect to any such otherwise excluded chattel paper or general intangibles being obtained, thereafter such chattel paper or general intangibles as well as any and all proceeds thereof that might have therefore have been excluded from such grant of a security interest and the term "Collateral".

     5.2. Lien Perfection; Further Assurances.
          -----------------------------------

     Borrower shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by applicable law, Borrower hereby authorizes Lender to execute and file any such financing statements and other documents on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement or as any such other document and may be filed in any appropriate office in lieu thereof. At Lender's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

     5.3. Safekeeping of Collateral.
          -------------------------

     Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency or other person whomsoever, but the same shall be at Borrower's sole risk.

     5.4. Intentionally Omitted.
          ---------------------

     5.5. Administration of Accounts.
          --------------------------

          5.5.1. Records, Schedules and Assignments of Accounts. Borrower shall
                 ----------------------------------------------
     keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender. Upon Lender's request, Borrower shall deliver to Lender, in form acceptable to Lender, a detailed aged trial balance of all Accounts existing as of the last day of the month preceding such request, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed, and, upon Lender's request therefor, copies of proof of delivery, copies of invoices and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. In addition, if Accounts in an aggregate face amount in excess of $50,000 become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Eligible Accounts or otherwise established by Lender, Borrower shall notify Lender of such occurrence no later than the seventh calendar day following such occurrence and the Borrowing Base shall thereupon be automatically and immediately adjusted to reflect such occurrence.

          5.5.2. Discounts, Allowances, Disputes. If Borrower grants any
                 -------------------------------
     discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, Borrower shall report such discounts, allowances or credits, as the case may be, to Lender as part of the next required accounts receivable aging schedule under (S)7.1.3(v). If any amounts due and owing in excess of $10,000 in respect of any individual Account or $20,000 in the aggregate are in dispute between Borrower and any Account Debtor, Borrower shall provide Lender with written notice thereof at the time of submission of the next accounts receivable aging schedule under (S)7.1.3(v), explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. Upon an Event of Default, Lender shall have the right to settle or adjust all disputes and claims directly with the Account Debtor on any Account or with the obligor on any General Intangible and to compromise the amount or extend the time for payment of any Accounts or General Intangibles upon such terms and conditions as Lender may deem advisable, and to charge the deficiencies, reasonable costs and expenses thereof, including reasonable attorneys' fees, to Borrower.

          5.5.3. Taxes.  If an Account includes a charge for any tax payable to
                 -----
     any governmental taxing authority, and such tax is not being actively contested in good faith and by appropriate proceedings by Borrower and Borrower fails to maintain reasonable reserves on its books in accordance with GAAP, Lender is authorized (without any obligation or duty on Lender's part), in its sole discretion, after the occurrence and continuance of an Event of Default, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor (in which event such amount shall be payable by Borrower to Lender on demand), provided, however that Lender shall not be liable for any taxes to any governmental taxing authority that may be due by Borrower.

          5.5.4. Account Verification. Whether or not a Default or an Event of
                 --------------------
     Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter but without causing any unreasonable disruption to Borrower's business, in the name of Lender, any designee of Lender or the Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

     5.6. Administration of Inventory.
          ---------------------------

          5.6.1. Records and Reports of Inventory. Borrower shall keep accurate
                 --------------------------------
     and complete records of its Inventory. Borrower shall furnish to Lender Inventory reports in form and detail satisfactory to Lender at such times as Lender may request, but at least once each month, not later than the thirtieth day after the end of each month. Borrower shall conduct a physical inventory at least once a year in accordance with its accountant's guidelines and shall provide to Lender a report based on such physical inventory not later than the thirtieth day of the following month, together with such supporting information as Lender shall request.

          5.6.2. Returns of Inventory. If at any time or times hereafter, any
                 --------------------
     Account Debtor returns any Inventory to the Borrower in an amount in excess of $50,000 during any two (2) week period, Borrowers shall immediately notify Lender of the same, specifying the reason for such return and the location, condition and intended disposition of the returned Inventory.

     5.7. Records and Schedules of Equipment. Borrower shall keep accurate
          ----------------------------------
records itemizing and describing the kind, type, quality, quantity and value of its Equipment and all dispositions and acquisitions made in accordance with subsection 7.2.8 hereof, and shall furnish Lender with a current schedule containing the foregoing information on at least an annual basis and more often if requested by Lender. Immediately on request therefor by Lender, Borrowers shall deliver to Lender any and all evidence of ownership of the Equipment.

                   SECTION 6.  REPRESENTATIONS AND WARRANTIES

     6.1. General Representations and Warranties.
          --------------------------------------

     To induce Lender to enter into this Agreement and to make Revolving Credit Loans hereunder, Borrower warrants, represents and covenants to Lender that:

          6.1.1. Organization and Qualification. Each of Borrower and its
                 ------------------------------
     Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each of Borrower and its Subsidiaries is duly qualified and is authorized to do business and is in good standing in all states and jurisdictions in which the failure of Borrower or any of its Subsidiaries to be so qualified would have a Material Adverse Effect, which states and jurisdictions include those listed on Schedule 6.1.1 hereto.
                     --------------

          6.1.2. Corporate Power and Authority. Each of Borrower and its
                 -----------------------------
     Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate and other entity action and do not and will not (i) require any consent or approval of the shareholders or other equity holders of Borrower or any of its Subsidiaries; (ii) contravene Borrower's or any of its Subsidiaries' charter or by-laws or other organizational documents;
     (iii) violate, or cause Borrower or any of its Subsidiaries to be in default under any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any of its Subsidiaries; (iv) result in a material breach of or constitute a material default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any of its Subsidiaries.

          6.1.3. Legally Enforceable Agreement. This Agreement is, and each of
                 -----------------------------
     the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of Borrower and each of its Subsidiaries party thereto, enforceable against it and each of them in accordance with its and their respective terms, except to the extent limited by bankruptcy, insolvency, or other similar laws.

          6.1.4. Capital Structure. Schedule 6.1.4 hereto states (i) the correct
                 -----------------  --------------
     name of each of the Subsidiaries of Borrower, its jurisdiction of incorporation or organization and the percentage of its Voting Stock owned by Borrower, (ii) the name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation, (iii) the number, nature and holder (except, with respect to stock of Borrower, for holders who are Persons who are not (x) officers, directors or beneficial owners of 5% of more of the outstanding Voting Stock of Borrower or (y) Affiliates of any of such Persons) of all outstanding Securities of Borrower and each Subsidiary of Borrower and (iv) the number of authorized and issued shares each class of Securities of Borrower and each Subsidiary of Borrower. Borrower has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Liens. All such shares have been duly issued and are fully paid and non-assessable. There are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any power of attorney relating to, shares of the capital stock or other equity interests of Borrower or any of its Subsidiaries. There are no outstanding agreements or instruments binding upon any of Borrower's shareholders relating to the ownership of its shares of capital stock.

          6.1.5. Corporate Names. Neither Borrower nor any of its Subsidiaries
                 ---------------
     has been known as or used any corporate, fictitious or trade names except those listed on Schedule 6.1.5 hereto. Except as set forth on Schedule
                     --------------                                --------
     6.1.5, neither Borrower nor any of its Subsidiaries has been the surviving
     -----
     corporation of a merger or consolidation or has acquired all or substantially all of the assets of any Person.

          6.1.6. Business Locations; Agent for Process. Each of Borrower's and
                 -------------------------------------
     its Subsidiaries' chief executive office and other places of business are as listed on Schedule 6.1.6 hereto, as updated from time to time by
                  ---------------------
     Borrower. During the preceding one-year period, neither Borrower nor any of its Subsidiaries has had an office, place of business or agent for service of process other than as listed on Schedule 6.1.6. All Collateral other
                                        ---------------
     than Inventory in transit and motor vehicles, is and will at all times be kept by Borrower and its Subsidiaries at one or more of the locations set forth in Schedule 6.1.6, as updated from time to time by Borrower, and
              --------------
     shall not, without the prior written approval of Lender, be moved therefrom except, prior to any Event of Default and Lender's acceleration of the maturity of the Obligations in consequence thereof, for sales of Inventory in the ordinary course of business. Except as shown on Schedule 6.1.6, as
                                                            --------------
     updated from time to time by Borrower, no Inventory is stored with a bailee, warehouseman or similar party, nor is any Inventory consigned to any Person. Any update of Schedule 6.1.6 that is delivered by Borrower to
                               --------------
     Lender shall be effective to update the representations and warranties in this paragraph only from the date that such update is received by Lender.

          6.1.7. Title to Properties; Priority of Liens. Each of Borrower and
                 --------------------------------------
     its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's Properties that is not a Permitted Lien. The Liens granted to Lender under Section 5 hereof are first priority Liens, subject only to Permitted Liens.

          6.1.8. Accounts. Lender may rely, in determining which Accounts are
                 --------
     Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts, and, with respect to Accounts shown on any borrowing base certificate as Eligible Accounts. Unless otherwise indicated in writing to Lender, with respect to each Eligible
     Account:

               (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

               (ii)   It arises out of a completed, bona fide sale and delivery
                                                    ---- ----
          of goods or rendition of services by Borrower in the ordinary course of its business and in accordance, in all material respects, with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor, and the Account Debtor is not an Affiliate of Borrower;

               (iii) It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender;

               (iv) To the best knowledge of the Borrower, such Account, and Lender's Lien therein, is not, and will not (by voluntary act or omission of Borrower) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

               (v) Borrower has not made any agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by Borrower in the ordinary course of its business and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the most recent borrowing base certificates submitted to Lender pursuant to subsection 7.1.4 hereof;

               (vi) There are no facts, events or occurrences which in any way impair the validity or enforceability of such Account or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Lender (or represented to exist) with respect thereto unless the full amount of such potential defect or reduction has been reserved for;

               (vii) To the best of Borrower's knowledge, the Account Debtor thereunder (1) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (2) such Account Debtor is Solvent; and

               (viii) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against the Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account.

          6.1.9. Equipment. The Equipment is in good operating condition and
                 ---------
     repair, and all necessary replacements of and repairs thereto will be made so that the value and operating efficiency of the Equipment will be maintained and preserved, reasonable wear and tear excepted. Borrower will not permit any material portion of the Equipment to become affixed to any real Property leased to Borrower so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form acceptable to Lender, and Borrower will not permit any material portion of the Equipment to become an accession to any personal Property other than Equipment that is subject to first priority (except for Permitted Liens) Liens in favor of Lender.

          6.1.10. Financial Statements; Fiscal Year. The balance sheets of
                  ---------------------------------
     Borrower and its Subsidiaries as of September 30, 2000, and the related statements of income, changes in stockholder's equity, and cash flow statements for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly, in all material respects, the financial position of Borrower and its Subsidiaries at such dates and the results of Borrower's and its Subsidiaries' operations for such periods. Since September 30, 2000, there has been no material adverse change in the condition, financial or otherwise, of Borrower or its Subsidiaries and no change in the aggregate value of Equipment and real Property owned by Borrower, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of Borrower ends on the Saturday closest to December 31.

          6.1.11. Regulations U and X. No portion of any Loan is to be used, and
                  -------------------
     no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

          6.1.12. Solvent Financial Condition. The Borrower and its
                  ---------------------------
     Subsidiaries, taken as a whole, are and, after giving effect to the Loans to be made and the Letters of Credit and LC Guaranties to be issued hereunder, at all times will be, Solvent.

          6.1.13. Surety Obligations. Neither Borrower nor any of its
                  ------------------
     Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

          6.1.14. Taxes. Borrower's federal tax identification number is as set
                  -----
     forth in the Perfection Certificate. Borrower and each of its Subsidiaries has filed all federal, state and local tax returns and other reports it is required by law to file, and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies and charges are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and Borrower maintains reasonable reserves on its books therefor. The provision for taxes on the books of Borrower and its Subsidiaries are adequate for all years not closed by applicable statutes, and for its current fiscal year.

          6.1.15. Brokers. There are no claims for brokerage commissions,
                  -------
     finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

          6.1.16. Patents, Trademarks, Copyrights and License. Each of Borrower
                  -------------------------------------------
     and its Subsidiaries owns or possesses all the patents, trademarks, service marks, tradenames, domain names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, tradenames, domain names, copyrights, licenses and other similar rights are listed on Schedule 6.1.16.
                          ---------------


          6.1.17. Governmental Consents. Each of Borrower and its Subsidiaries
                  ---------------------
     has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

          6.1.18. Compliance with Laws. Each of Borrower and its Subsidiaries
                  --------------------
     has duly complied in all material respects with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower or such Subsidiary, as applicable, its Properties or the conduct of its business and there have been no citations, notices or orders of noncompliance issued to Borrower or any of its Subsidiaries under any such law, rule or regulation. Each of Borrower and its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance with all federal, state and local laws rules and regulations applicable to it. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. (S) 201 et
                                                                              --
     seq.), as amended.
     ---

          6.1.19. Restrictions. Neither Borrower nor any of its Subsidiaries is
                  ------------
     a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. Neither Borrower nor any of its Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on Schedule 6.1.19 hereto, none of which prohibit the execution
                  ---------------
     of or compliance with this Agreement or the other Loan Documents by Borrower or any of its Subsidiaries, as applicable.


          6.1.20. Litigation. Except as set forth on Schedule 6.1.20 hereto,
                  ----------                         ---------------
     there are no actions, suits, proceedings or investigations pending, or to the knowledge of Borrower, threatened, against or affecting Borrower or any of its Subsidiaries, or the business, operations, Properties, prospects, profits or condition of Borrower or any of its Subsidiaries that, if adversely determined, might, either in any case or in the aggregate, have a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.


          6.1.21. No Defaults. No event has occurred and no condition exists
                  -----------
     which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Neither Borrower nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default, with respect to any Indebtedness of the Borrower or any of its Subsidiaries for Money Borrowed.

          6.1.22. Leases. Schedule 6.1.22(a) hereto is a complete listing of all
                  ------  ------------------
     capitalized leases of Borrower and its Subsidiaries and Schedule 6.1.22(b)
                                                             ------------------
     hereto is a complete listing of all operating leases of Borrower and its Subsidiaries. Each of Borrower and its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases.

          6.1.23. Pension Plans. Except as disclosed on Schedule 6.1.23 hereto,
                  -------------                         ---------------
     neither Borrower nor any of its Subsidiaries has any Plan. Borrower and each of its Subsidiaries is in compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a material adverse change in the financial condition of Borrower and its Subsidiaries exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

          6.1.24. Trade Relations. There exists no actual or threatened
                  ---------------
     termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower and its Subsidiaries, taken as a whole, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially affect adversely Borrower or any of its Subsidiaries or prevent Borrower or any of its Subsidiaries from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

          6.1.25. Labor Relations. Except as described on Schedule 6.1.25
                  ---------------                         ---------------
     hereto, neither Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

          6.1.26. Certain Transactions. Except for the Permitted Officer
                  --------------------
     Indebtedness, none of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, limited liability company, trust or other entity in which any officer, director, or any such employee has an equity interest or is an officer, director, trustee, member or partner.

          6.1.27. Environmental Compliance. The Borrower has taken all necessary
                  ------------------------
     steps to investigate the past and present condition and usage of the real Properties of Borrower and its Subsidiaries and the operations conducted thereon and, based upon such diligent investigation, has determined that except as to any matter that has been previously disclosed in writing by Borrower to Lender:

               (i) Borrower and the Subsidiaries have obtained all permits, licenses and other authorization permits that are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not have a Material Adverse Effect;

               (ii) Borrower and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance in all material respects with all other provisions of any applicable Environmental Law or any order, judgment, injunction, notice or demand letter issued or entered thereunder, except to the extent failure to comply would not have a Material Adverse Effect; and

               (iii) neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (A) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (B) that any hazardous waste, as defined by 42 U.S.C. (S)6903(5), any hazardous substances as defined by 42 U.S.C. (S)9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous

          Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (C) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

          6.1.28. Holding Company and Investment Company Acts. Neither the
                  -------------------------------------------
     Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company, as such terms are defined in the Investment Company Act of 1940.

          6.1.29. Insurance. Each of Borrower and its Subsidiaries maintains
                  ---------
     with financially sound and reputable insurers insurance with respect to its Properties and businesses against such casualties and contingencies, and in amounts, containing such terms, in such forms and for such periods, as may be reasonable and prudent and in accordance with the terms of the Security Documents or as may otherwise be reasonably required from time to time by the Lender.

          6.1.30. Disclosure. The financial statements referred to in subsection
                  ----------
     6.1.10 hereof and in the Settlement Agreement do not, nor do this Agreement or any other Loan Documents or any other written statement of Borrower to Lender, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which Borrower has failed to disclose to Lender in writing which is reasonably likely to have a Material Adverse Effect.

          6.1.31. Business Activity. Neither Evans nor WW Supply owns any assets
                  -----------------
     or conducts any business whatsoever other than maintaining its corporate organization.

     6.2.  Continuous Nature of Representations and Warranties.
           ---------------------------------------------------

     Each representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain in effect at all times during the term of this Agreement, and each Loan Request pursuant to subsection 3.1.1 hereof shall constitute a representation, warranty and certification by Borrower that each representation and warranty contained in this Agreement and/or in any other Loan Documents remains accurate, complete and not misleading at the time of such Loan Request.

     6.3.  Survival of Representations and Warranties.
           ------------------------------------------

     All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

                SECTION 7.  COVENANTS AND CONTINUING AGREEMENTS

     7.1.  Affirmative Covenants.
           ---------------------

     During the term of this Agreement, and thereafter for so long as there are any Obligations outstanding, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

          7.1.1.  Visits and Inspections. Permit representatives of Lender, from
                  ----------------------
     time to time, as often as may be reasonably requested, but only upon prior notice and during normal business hours if no Event of Default then exists, to visit and inspect the Properties of Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, Borrower's and each of its Subsidiaries' business assets, liabilities, financial condition, business prospects and results of operations.

          7.1.2.  Notices. Borrower shall immediately notify the Lender in
                  -------
     writing of the occurrence of (i) any Default or Event of Default; (ii) Borrower's receipt of any notice of (or Borrower's becoming aware of any Person's taking any other action in respect of) a claimed default (whether or not constituting an Event of Default) under any note, evidence of indebtedness, indenture or other obligation or agreement to which or with respect to which Borrower or any of its Subsidiaries is a party or obligor, whether as principal, surety or otherwise; (iii) (A) any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or that is reportable by such Person in writing and of which such Person has or should have knowledge (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency, and (B) upon becoming aware thereof, any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, in each case that has the likelihood to have a Material Adverse Effect or materially and adversely affect the Lender's Liens pursuant to the Security Documents; (iv) immediately upon becoming aware thereof, any setoff, claim (including, with respect to any real Property, environmental claims), withholdings or other defenses to which any of the Collateral, or the Lender's rights with respect to the Collateral, are subject; (v) the commencement of, or the receipt of a written threat to commence, any litigation or proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Borrower or any of its Subsidiaries that could have a Material Adverse Effect or which questions the validity of this Agreement or any of the other Loan Documents or the Liens granted therein, and stating the nature and status of such litigation or proceedings; (vi) immediately upon Borrower's becoming aware thereof (and in any event within five (5) Business Days of Borrower's becoming aware thereof), any change or event that could have a Material Adverse Effect.

          7.1.3.  Financial Statements. Keep, and cause each Subsidiary to keep,
                  --------------------
     adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis):

                  (i) not later than 90 days after the close of each fiscal year of Borrower, unqualified audited financial statements of Borrower and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis certified by a firm of independent certified public accountants of recognized standing selected by Borrower and acceptable to Lender (it being understood that Borrower's existing accountants in their existing capacities are acceptable to the Lender), together with a copy of any management letter issued in connection therewith;

                  (ii) not later than 45 days after the end of each fiscal quarter of Borrower, including the last fiscal quarter of Borrower's fiscal year, unaudited interim financial statements of Borrower and its Subsidiaries as of the end of such fiscal quarter and of the portion of Borrower's fiscal year then elapsed, on a Consolidated and consolidating basis, certified by the chief financial officer of Borrower as prepared in accordance with GAAP and fairly presenting, in all material respects, the Consolidated financial position and results of operations of Borrower and its Subsidiaries for such quarter and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                  (iii) together with each delivery of financial statements pursuant to clauses (i) and (ii) of this subsection 7.1.3, a management report (a) describing the operation and financial condition of Borrower and its Subsidiaries as of the end of the fiscal quarter then ended and for the portion of the current fiscal year then elapsed (or for the fiscal year then ended in the case of year-end financials), (b) setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent Projections for the current fiscal year delivered to Lender pursuant to subsection 7.1.6 and (c) discussing the reasons for any significant variations. The information above shall be presented in reasonable detail and shall be certified by the chief financial officer of Borrower to the effect that such information fairly presents the results of operation and financial condition of Borrower and its Subsidiaries as at the dates and for the periods indicated;

                  (iv) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                  (v) not later than 30 days after the end of each month, accounts receivable aging schedule, accounts payable aging schedule, detailed inventory report and updated collateral certificates, all in form and detail satisfactory to the Lender;

                  (vi) not later than 60 days after the end of each fiscal year of the Borrower, an updated copy of the Borrower's customer list (in hardcopy or on disk in a format acceptable to the Lender) as of the end of such fiscal year;

                  (vii) upon request by Lender, copies of any annual report to be filed pursuant to the requirements of ERISA in connection with each Plan; and

                  (viii) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's and each of its Subsidiaries' financial condition or results of operations.

     Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this subsection 7.1.3, or more frequently if requested by Lender, Borrower shall cause to be prepared and furnished to Lender a Compliance Certificate in the form of Exhibit B hereto executed by the chief
                                      ---------
financial officer of Borrower (a "Compliance Certificate").

          7.1.4.  Borrowing Base Certificates. On the date of any request for a
                  ---------------------------
     Revolving Credit Loan by the Borrower, Borrower shall deliver to Lender, in form acceptable to Lender, a Borrowing Base certificate, certified by the chief financial officer of the Borrower, relating to Eligible Accounts and Eligible Inventory as of the last day of the immediately preceding month, with such supporting materials as Lender shall reasonably request, all in form and detail satisfactory to the Lender.

          7.1.5.  Landlord and Storage Agreements. Provide Lender with copies of
                  -------------------------------
     all material written agreements between Borrower or any of its Subsidiaries and any landlord or warehouseman which owns any premises at which any Inventory may, from time to time, be kept, as well as waivers, in form and substance acceptable to Lender, from landlords and warehousemen for any locations where Collateral is located as Lender reasonably may require. It is understood that Lender may establish reserves, and thereby reduce the amount of Revolving Credit Loans available hereunder, to cover some or all of the Inventory or Equipment located at any premises not owned by Borrower for which a landlord's or warehousemen's waiver has not been obtained.

          7.1.6.  Projections. No later than 60 days after the beginning of each
                  -----------
     fiscal year of Borrower, deliver to Lender Projections of Borrower for such fiscal year, month by month, in form and detail acceptable to Lender.

          7.1.7.  Insurance on Collateral. Borrower shall maintain and pay for
                  -----------------------
     insurance upon all Collateral wherever located and with respect to Borrower's business, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrower shall deliver certified copies of such policies to Lender with lender's loss payable endorsements reasonably satisfactory to Lender, naming Lender as loss payee, mortgagee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the same and charge Borrower therefor. Borrower agrees to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. All proceeds of Borrower's business interruption insurance (if any) shall be remitted to Lender for application to the outstanding balance of the Revolving Credit Loans; provided that, unless (i) an Event of Default is then in existence or (ii) the amount of such proceeds exceeds $100,000, Borrower may settle or adjust any claim with respect to such insurance and Lender shall remit such proceeds to Borrower for use in the ordinary course of its business.

          7.1.8.  Guarantors. The Borrower will cause each Subsidiary of the
                  ----------
     Borrower and its Subsidiaries which is existing on the Closing Date (other than Podiatry Online) to become a Guarantor on the Closing Date. The Borrower will also (i) cause each Wholly-Owned Subsidiary of the Borrower or its Subsidiaries which is created or acquired (or which becomes a Wholly-Owned Subsidiary) after the Closing Date to become a Guarantor at or before the time that it becomes a Wholly-Owned Subsidiary, and (ii) use its best reasonable efforts to have any other Subsidiary of the Borrower or its Subsidiaries which is created or acquired after the Closing Date to become a Guarantor promptly upon becoming a Subsidiary of the Borrower or any of its Subsidiaries, and Borrower will cause each such current or future Subsidiary which becomes a Guarantor to execute and deliver to the Lender such Security Documents and other instruments and documents as the Lender may reasonably require in order to grant to the Lender a first priority perfected lien on and security interest in all of such Subsidiary's assets, together with legal opinions in form and substance reasonably satisfactory to the Lender to be delivered to the Lender opining as to the authorization, validity and enforceability of such Subsidiary's Guaranty and Security Documents and (as to the applicable Security Documents) the perfection of such liens and security interests.

          7.1.9.  Cash Management Services. Borrower will maintain its primary
                  ------------------------
     depository and disbursement accounts at the Bank and will use the Bank as its primary source of its cash management services.

          7.1.10. Employee Benefit Plans. Borrower will (i) promptly upon filing
                  ----------------------
     the same with the Department of Labor or Internal Revenue Service furnish to the Lender a copy of the most recent actuarial statement required to be submitted under (S)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Lender any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under
     (S)(S)302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in
     respect of a Multiemployer Plan, under (S)(S)4041A, 4202, 4219, 4242, or 4245 of ERISA.

          7.1.11. Compliance with Laws, Contracts, Licenses and Permits. The
                  -----------------------------------------------------
     Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with (i) the applicable laws and regulations wherever its business is conducted, including ERISA and all Environmental Laws, (ii) the provisions of its charter documents and by-laws, (iii) all agreements and instruments by which it or any of its Properties may be bound, and (iv) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Borrower or such Subsidiary is a party, the Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Lender with evidence thereof.

          7.1.12. Use of Proceeds. The Revolving Credit Loans shall be used, and
                  ---------------
     the Letters of Credit shall be obtained, solely (i) to fund Borrower's Permitted Acquisitions, and (ii) for Borrower's general working capital needs and other general corporate purposes of the Borrower in a manner consistent with the provisions of this Agreement and all applicable laws.

          7.1.13. Regulations U and X. No portion of any Revolving Credit Loan
                  -------------------
     shall be used, and no portion of any Letter of Credit shall be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

          7.1.14. Records and Accounts. Borrower will (i) keep, and cause each
                  --------------------
     of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP, (ii) maintain adequate accounts and reserves for all Taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its Properties and the Properties of its Subsidiaries, contingencies, and other reserves and (iii) at all times, engage such independent certified public accountants as shall be reasonably satisfactory to the Lender (it being understood that any of the present so-called "Big 5" accounting firms shall be acceptable to the Lender), as their independent certified public accountants and will not permit more than thirty (30) days to elapse between the cessation of any such firm's engagement as the independent certified public accountants of the Borrower and the appointment to such capacity of a successor firm that is satisfactory to the Agent.

          7.1.15. Corporate Existence; Maintenance of Properties. Borrower will
                  ----------------------------------------------
     do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and material rights and franchises and those of its Subsidiaries, and Borrower will not, and will not cause or permit any of its Subsidiaries to, convert to a limited liability company or partnership. Borrower (i) will cause all of its Properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and
     (iii) will, and except as otherwise expressly permitted herein, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that
                                                                 --------
     nothing in this subsection 7.1.15 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries or from dissolving any Subsidiary of the Borrower if such discontinuance or dissolution is, in the judgment of the Borrower, desirable in the conduct of its or their business and would not have a Material Adverse Effect (other than with respect to such dissolved Subsidiary).

          7.1.16. Taxes. Borrower will, and will cause each of its Subsidiaries
                  -----
     to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments, governmental charges, levies and claims upon it and its Properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its Property; provided that any such tax,
                                                --------
     assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto (or if the Borrower has reasonably determined that such tax, assessment, levy or charge is not payable by the Borrower or such Subsidiary); and provided further that the
                                                      -------- -------
     Borrower and each of its Subsidiaries will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

          7.1.17. Cross Aging and Aged Credit Reports. Borrower will use
                  -----------------------------------
     commercially reasonable efforts to develop the capacity to deliver to the Lender cross-aging and aged credit reports in form and substance reasonably satisfactory to the Lender and will use commercially reasonable efforts to deliver such reports to the Lender within twelve months after the Closing Date. On the sixth month anniversary of the Closing Date, Borrower will provide to the Lender an update regarding Borrower's capacity to deliver such reports. After developing the capacity to deliver such reports, Borrower shall deliver such reports to the Lender as and when, and with such frequency, as reasonably requested by the Lender.

          7.1.18. Further Assurances. Borrower will, and will cause each of its
                  ------------------
     Subsidiaries to, cooperate with the Lender and execute such further instruments and documents as the Lender may reasonably request to carry out to its satisfaction the transactions contemplated by this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, (a) on or before the date that the Borrower or any Guarantor locates any assets in a state or country in which no material amount of assets of the Borrower are located on the date hereof, the Borrower will give notice thereof to the Lender, (b) on or before the date that the Borrower or any Guarantor locates any assets in a state or country in which there are not of record Code filings sufficient to perfect the security interest of the Lender therein, the Borrower will execute and deliver (or cause such Guarantor to execute and deliver) to the Lender Code filings sufficient to perfect the security interest of the Lender with respect to such assets, and (c) on or before the date that the Borrower or any Guarantor acquires any assets as to which action other than the filing of Code financing statements is required in order to perfect the security interest of the Lender therein, Borrower will execute and deliver (or cause such Guarantor to execute and deliver) to the Lender such documents as the Lender may reasonably deem to be necessary to perfect the security interest of the Lender in such assets.

     7.2. Negative Covenants.
          ------------------

     During the term of this Agreement, and thereafter for so long as there are any Obligations outstanding, Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

          7.2.1.  Mergers; Consolidations; Acquisitions. Merge or consolidate,
                  -------------------------------------
     or permit any Subsidiary of Borrower to merge or consolidate, with any Person; or acquire, or permit any of its Subsidiaries to acquire, all or any substantial part of the Voting Stock or other equity interests or Properties of any Person or any business entity or division of a business entity except for Permitted Acquisitions.

          7.2.2.  Loans. Except as otherwise permitted by Section 7.2.12 and
                  -----
     other than Permitted Officer Indebtedness, make, or permit any Subsidiary of Borrower to make, any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person, except for loans or other advances of money consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $100,000 in the aggregate at any time outstanding.

          7.2.3. Total Indebtedness. Create, incur, assume, or suffer to exist,
                 ------------------
     or permit any Subsidiary of Borrower to create, incur or suffer to exist, any Indebtedness, except:

                  (i)   Obligations owing to Lender,

                  (ii) accounts payable to trade creditors and current operating expenses (including taxes but excluding Money Borrowed) which are not aged more than 60 days from billing date or more than 30 days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings; and Borrower or such Subsidiary shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower or such Subsidiary and its interdependent accountants;

                  (iii) Obligations to pay Rentals permitted by subsection
          7.2.12;

                  (iv) Permitted Purchase Money Indebtedness and Capitalized Lease Obligations, provided that the aggregate total thereof does not exceed the limitation set forth for Permitted Purchase Money Indebtedness in the definition of Permitted Purchase Money Indebtedness;

                  (v) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                  (vi)   the VA Debt;

                  (vii) unsecured Indebtedness of any wholly-owned Subsidiary of Borrower that is a Guarantor;

                  (viii) the Podiatry Online Subordinated Debt;

                  (ix) Subordinated Debt (other than the Podiatry Online Subordinated Debt) in an aggregate amount not to exceed $5,000,000 at any time;

                  (x) Rebates payable in the ordinary course of business to account debtors of Borrower based upon the volume of purchases by such account debtors, which rebates are based upon percentages and/or formulas no more favorable to such account debtors than the percentages and/or formulas in effect on the Closing Date;

                  (xi)   the Merginet Debt; and

                  (xii) Indebtedness existing on the date hereof and listed and described on Schedule 7.2.3 hereto.
                       --------------

          7.2.4.  Affiliate Transactions. Except for transactions otherwise
                  ----------------------
     expressly permitted hereunder, enter into, or be a party to, or permit any Subsidiary of Borrower to enter into or be a party to, any transaction with any Subsidiary, Affiliate or stockholder of Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower or such Subsidiary than would obtain in a comparable arm's length transaction with a Person not a Subsidiary, Affiliate or stockholder of Borrower or such Subsidiary.

          7.2.5.  Limitation on Liens. Create or suffer to exist, or permit any
                  -------------------
     Subsidiary of Borrower to create or suffer to exist, any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, or enter into or permit to exist any arrangement or agreement, which directly or indirectly (a) prohibits the Borrower or any of its Subsidiaries from creating or incurring any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest or (b) prohibits a Subsidiary from transferring funds or other assets to Borrower or limits the amount that may be transferred, except that Borrower or a Subsidiary may create or suffer to exist the following:

                  (i)    Liens at any time granted in favor of Lender;

                  (ii) Liens for taxes, assessments or governmental charges (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in subsection 6.1.14 hereto, but only if in Lender's judgment such Lien does not adversely affect Lender's rights or the priority of Lender's Lien in the Collateral;

                  (iii) Liens arising in the ordinary course of Borrower's business by operation of law or regulation, but only if the payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower's business;

                  (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

                  (v) Liens incurred or deposits made in the ordinary course of business pursuant to worker's compensation, social security, and unemployment insurance laws;

                  (vi) Liens arising in connection with Capitalized Lease Obligations permitted hereunder; provided, that no such Lien shall
                                           --------
          extend to or cover any assets other than the assets subject to such Capitalized Lease Obligations;

                  (vii)  Such existing Liens as are listed on Schedule 7.2.5
                                                              --------------
          hereto; and

                  (viii) Such other Liens as Lender may hereafter approve in writing.

          7.2.6.  Distributions. Declare or make, or permit any Subsidiary of
                  -------------
     Borrower to declare or make, any Distributions, except (i) Distributions by a Subsidiary to the Borrower or (ii) repurchases by the Borrower of its capital stock in excess of $3,000,000 in the aggregate so long as (i) no Default or Event of Default has occurred (or would result therefrom); (ii) after giving effect to such repurchase, there is not less than $4,000,000 of Availability (after taking into account any anticipated use of Revolving Credit Loans and/or Letters of Credit in connection with all pending acquisitions evidenced by a letter of intent, purchase and sale agreement or similar agreement) and (iii) no more than $1,500,000 of such repurchases occur during any twelve (12) consecutive calendar month period.

          7.2.7.  Capital Expenditures. Make Capital Expenditures (including,
                  --------------------
     without limitation, by way of capitalized leases) which, in the aggregate, as to Borrower and its Subsidiaries, exceed $6,500,000 during any twelve month period, as tested at the end of each fiscal quarter of Borrower on a rolling twelve month basis.

          7.2.8.  Disposition of Assets. Sell, lease or otherwise dispose of, or
                  ---------------------
     permit any Subsidiary of Borrower to sell, lease or otherwise dispose of, any of its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the ordinary course of business for so long as no Event of Default exists hereunder, (ii) dispositions of Property which are expressly permitted by this Agreement or which are consented to in writing by Lender, and (iii) transfers to Borrower by any Subsidiary.

          7.2.9.  Stock of Subsidiaries. Permit any of its Subsidiaries to issue
                  ---------------------
     any additional shares of its capital stock except director's qualifying shares.

          7.2.10. Issuance of Borrower. Issue any interests in or shares of its
                  --------------------
     capital stock, except for common stock.

          7.2.11. Bill-and-Hold Sales, Etc. Make a sale to any customer on a
                  ------------------------
     bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.

          7.2.12. Restricted Investment. Make or have, or permit any Subsidiary
                  ---------------------
     of Borrower to make or have, any Restricted Investment.

          7.2.13. Leases. Become, or permit any of its Subsidiaries to become, a
                  ------
     lessee under any operating lease (other than a lease under which Borrower or any of its Subsidiaries is lessor) of Property, including, without limitation, real estate operating leases, if the aggregate Rentals payable during any current or future period of 12 consecutive months under the lease in question and all other leases under which Borrower or any of its Subsidiaries is then lessee would exceed reasonable market value for such region. The term "Rentals", means as of the date of determination, all payments which the lessee is required to make by the terms of any lease.

          7.2.14. Tax Consolidation. File or consent to the filing of any
                  -----------------
     consolidated income tax return with any Person other than a Subsidiary of Borrower.

          7.2.15. Business Activities. Engage directly or indirectly, and will
                  -------------------
     not permit any of its Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date and in related or complimentary businesses.

          7.2.16. Management and Consulting Fees. Make or permit any of its
                  ------------------------------
     Subsidiaries to make, any payments in respect of management and/or consulting fees associated with any acquisitions, joint ventures and joint marketing arrangements in excess of $500,000 in the aggregate during any twelve month period (exclusive of existing consulting arrangements with Michael Shore, Alan Sherman and Bilger Consulting, Inc. each as in effect on the Closing Date and with Brenda Smith as in effect from time to time, with total payments under such arrangements not to exceed $100,000 each during each twelve month period with respect to Michael Shore, Alan Sherman and Bilger Consulting, Inc. and $175,000 with respect to Brenda Smith).

          7.2.17. Subsidiary Business. Permit Evans or WW Supply to own any
                  -------------------
     assets or engage in any business whatsoever other than maintaining its corporate organization.

          7.2.18. Subordinated Debt. Amend, supplement or otherwise modify the
                  -----------------
     terms of any of the Subordinated Debt and/or the VA Debt or prepay, redeem or repurchase any of the Subordinated Debt.

     7.3. Specific Financial Covenants.
          ----------------------------

     During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that it will be in full compliance with each of the financial covenants set forth on Schedule 7.3 hereto. If GAAP
                                                  ------------
changes from the basis used in preparing the audited financial statements delivered to Lender by Borrower on or before the Closing Date, Borrower will provide Lender with certificates demonstrating compliance with such financial covenants and will include with each delivery of financial statements to Lender hereunder, upon the request of Lender, calculations setting forth the adjustments necessary to demonstrate that Borrower is in compliance with such financial covenants based upon GAAP as in effect on the Closing Date.

                       SECTION 8.  CONDITIONS PRECEDENT

     Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Revolving Credit Loan or issue or procure any Letter of Credit or LC Guaranty under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

     8.1. Documentation.
          -------------

     Lender shall have received, in form and substance satisfactory to Lender and its counsel, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments and certificates as Lender and its counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Lender and its counsel, including, without limitation, the following:

          (A) Copies of Borrower's casualty insurance policies, together with loss payable endorsements on Lender's standard form of Lender Loss Payee Endorsement naming Lender as lender loss payee and copies of Borrower's liability insurance policies, together with endorsements naming Lender as additional insured;

          (B) Landlords' waivers with respect to all locations leased by Borrower or any of its Subsidiaries, and warehousemen's waivers for locations at which any Property of Borrower or any Subsidiary of Borrower is warehoused, to the extent reasonably required by Lender;

          (C) Certified copies of (i) resolutions of the Board of Directors of Borrower and each of its Subsidiaries authorizing the execution and delivery of the Loan Documents to which each such entity is a party and the performance of all transactions contemplated thereby, (ii) the by-laws of Borrower and each of its Subsidiaries, and any amendments thereto, and
     (iii) an incumbency certificate with respect to Borrower and each of its Subsidiaries;

          (D) Good standing certificates for Borrower and each of its Subsidiaries issued by the Secretary of State or other appropriate official of Borrower's and each Subsidiary's jurisdiction of incorporation, and of each jurisdiction where the conduct of Borrower's or any Subsidiary's business activities or the ownership of its Properties necessitate qualification, and a certified copy of the Articles or Certificate of Incorporation for Borrower and each of its Subsidiaries, and any amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation;

          (E) A closing certificate signed by the chief executive officer or chief operating officer of Borrower, dated as of the date hereof, stating that (i) the representations and warranties set forth in Section 6 hereof are true and correct on and as of such date, (ii) Borrower is on such date in compliance with all the terms and provisions set forth in this Agreement and (iii) on such date no Default or Event of Default has occurred and is continuing;

          (F) The Security Documents, duly executed, accepted and acknowledged by or on behalf of each of the signatories thereto;

          (G) The Other Agreements, duly executed, accepted and acknowledged by or on behalf of each of the signatories thereto;

          (H) The favorable written opinion of Borrower's counsel, as to the transactions contemplated by this Agreement and any of the other Loan Documents, including without limitation the due consummation of the transactions, the legality, validity and enforceability of all Loan Documents, the perfection of all Liens, and the absence of any violation of any law or regulation applicable to the Borrower or any of its Subsidiaries, and such other opinions as Lender may reasonably require;

          (I) Written instruction from Borrower directing the application of proceeds of the initial Revolving Credit Loans made pursuant to this Agreement, and an initial borrowing base certificate from Borrower;

          (J)  UCC, state and federal tax lien and judgment searches;

          (K)  Payment of all fees and expenses owing hereunder;

          (L) Evidence that all conditions set forth in Lender's commitment letter of November 14, 2000 issued to Borrower have been satisfied or fulfilled (unless waived or amended in writing by Lender in its sole discretion), including without limitation (i) receipt by the Lender of information regarding the Borrower's Veterans Administration liabilities, and determination by the Lender in its discretion that such liabilities will not have a Material Adverse Effect; (ii) absence of any material adverse change in the condition (financial or otherwise) of the operations, assets, income and/or prospects of the Borrower or its Subsidiaries since the dates as of which information was provided to the Lender prior to the execution of such commitment letter; (iii) absence of any default under any material contract or agreement of the Borrower or any of its subsidiaries
     (iv) Lender's receipt of evidence satisfactory to it as to the perfection and priority of all Liens granted to the Lender pursuant to the Loan Documents, (v) receipt by all parties to the Loan Documents of all necessary regulatory, creditor and other third party consents to the execution, delivery and performance of such Loan Documents, and (vi) completion of testing by Lender of all due date aging and the results of such testing being satisfactory to the Lender in all respects in its sole discretion;

          (M) Certified copies of the Settlement Agreement and all other documents, agreements and/or instruments evidencing the Borrower's settlement of the dispute described therein, on terms and conditions and pursuant to documentation satisfactory to Lender; and

          (N) Such other documents, instruments and agreements as Lender shall reasonably request in connection with the foregoing matters.

     8.2. No Default.
          ----------

     No Default or Event of Default shall have occurred and be continuing.

     8.3. Other Conditions.
          ----------------

     Each of the conditions precedent set forth in the Loan Documents shall have been satisfied.

     8.4. Availability.
          ------------

     On the Closing Date, Lender shall have determined that Availability shall not be less than Ten Million Dollars ($10,000,000).

     8.5. No Litigation.
          -------------

     No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, this Agreement or the consummation of the transactions contemplated hereby.

     8.6. Financials; Projections.
          -----------------------

     Lender shall have received, in form and detail satisfactory to Lender, the consolidated balance sheets of Borrower and its Subsidiaries as of September 30, 2000 and the related statements of income, changes in stockholder's equity, and cash flow statements for the periods ended on such dates, prepared in accordance with GAAP, and presenting fairly, in all material respects, the financial position of Borrower at such dates and the results of Borrower's operations for such periods.

     Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Revolving Credit Loan or issue or procure any Letter of Credit or LC Guaranty under this Agreement after the initial Revolving Credit Loan unless, at the time of each such subsequent Revolving Credit Loan, (i) the representations and warranties herein and each other Loan Document shall be correct in all material respects on and as of the date of such Revolving Credit Loan, Letter of Credit or LC Guaranty, both before and after giving effect thereto and to the application of the proceeds therefrom;, (ii) no event shall have occurred and be continuing, or would result from such Revolving Credit Loan, Letter of Credit or LC Guaranty or from the application of the proceeds therefrom, that constitutes a Default or Event of Default;, and (iii) there shall have occurred no material adverse change in the business condition or prospects (financial or otherwise), operations, performance or properties of the Borrower or any of its Subsidiaries.

         SECTION 9.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

     9.1. Events of Default.
          -----------------

     The occurrence of one or more of the following events shall constitute an "Event of Default":

          9.1.1.  Payment.  Borrower shall fail to pay any of the Obligations on
                  -------
     the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise), whether as mandatory prepayments, as payments necessary to eliminate a Revolving Credit Loan Overadvance, or otherwise.

          9.1.2.  Misrepresentations. Any representation, warranty or other
                  ------------------
     statement made or furnished to Lender by or on behalf of Borrower or any Subsidiary of Borrower in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto is determined by Lender to have been false or misleading in any material respect when made or furnished or when deemed to be remade pursuant to Section 6.2 hereof.

          9.1.3.  Breach of Specific Covenants. Borrower shall fail or neglect
                  ----------------------------
     to perform, keep or observe any covenant contained in (i) Sections 3.4, 5.2, 7.1, 7.2 or 7.3 hereof on the date that Borrower is required to perform, keep or observe such covenant or (ii) Sections 5.5 or 5.6 hereof within 10 days of the date that Borrower is required to perform, keep or observe such covenant.

          9.1.4.  Breach of Other Covenants. Borrower shall fail or neglect to
                  -------------------------
     perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 9.1 hereof) and the breach of such other covenant is not cured to Lender's satisfaction within 20 days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

          9.1.5.  Default Under Security Documents/Other Agreements. Any event
                  -------------------------------------------------
     of default shall occur under, or Borrower or any Subsidiary of Borrower shall default in the performance or observance of any material term, covenant, condition or agreement contained in, any of the Security Documents or the Other Agreements and such default shall continue beyond any applicable grace period.

          9.1.6.  Other Defaults. There shall occur any default or event of
                  --------------
     default on the part of Borrower, any Guarantor or any Material Subsidiary under any agreement, document or instrument to which such Person is a party or by which such Person or any of its Property is bound, creating or relating to any Indebtedness in a principal amount in excess of $250,000 (other than the Obligations) if the holder of such Indebtedness would be entitled to payment or to accelerate such Indebtedness as a consequence of such default or event of default.

          9.1.7.  Uninsured Losses. There shall occur any loss, theft, damage or
                  ----------------
     destruction of any portion of the Collateral having a fair market value of $250,000, in the aggregate, if not fully covered (subject to such deductibles as Lender shall have permitted) by insurance.

          9.1.8.  Insolvency and Related Proceedings. Borrower, any Guarantor or
                  ----------------------------------
     any Material Subsidiary shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Borrower, any Guarantor or any Material Subsidiary under the federal bankruptcy laws (if against the Borrower, any Guarantor or any Material Subsidiary, the continuation of such proceeding for more than 60 days), or Borrower, any Guarantor or any Material Subsidiary shall make any offer of settlement, extension or composition to their respective unsecured creditors generally.

          9.1.9.  Adverse Changes. There shall occur any material adverse change
                  ---------------
     in the financial condition or business prospects of Borrower or the Borrower and its Subsidiaries taken as a whole.

          9.1.10. Business Disruption; Condemnation. There shall occur a
                  ---------------------------------
     cessation of a substantial part of the business of Borrower, any Guarantor or any Material Subsidiary for a period which significantly affects Borrower's capacity to continue its business on a profitable basis; or Borrower, any Guarantor or any Material Subsidiary shall suffer the loss or revocation of any material license or permit now held or hereafter acquired by such Person which is necessary to the continued or lawful operation of its business; or Borrower, any Guarantor or any Material Subsidiary shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which such Person leases, uses or occupies any Property shall be canceled or terminated prior to the expiration of its stated term; or any material portion of the Collateral shall be taken through condemnation or the value of such Property shall be impaired through condemnation.

          9.1.11. Change of Ownership. Any person or group of persons (within
                  -------------------
     the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said
     Act) of 25% or more of the outstanding shares of common stock of the Borrower; or, during any period of twenty-four consecutive calendar months ending after the date hereof, individuals who were directors of the Borrower on the first day of such period and other Approved Directors shall cease to constitute a majority of the board of directors of the Borrower, or any Person other than Borrower shall beneficially own (or have any option, warrant or other right to beneficially own) any of the equity interests of any of the Guarantors. For the purposes of this subsection 9.1.11, "Approved Directors" means directors who were nominated or appointed by individuals a majority of whom were directors of the Borrower on the first day of the applicable twenty-four month period.

          9.1.12. ERISA. A Reportable Event shall occur which Lender, in its
                  -----
     sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower, any Guarantor or any Material Subsidiary is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's or such Subsidiary's complete or partial withdrawal from such Plan and any such event would be reasonably likely to have a Material Adverse Effect.

          9.1.13. Challenge to Agreement. Borrower, any Guarantor or any
                  ----------------------
     Material Subsidiary or any Affiliate of any of them shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

          9.1.14. Criminal Forfeiture. Borrower, any Guarantor or any Material
                  -------------------
     Subsidiary shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of Borrower, any Guarantor or any Material Subsidiary or that could have a Material Adverse Effect.

          9.1.15. Judgments. One or more money judgments, writs of attachment or
                  ---------
     similar processes are issued or rendered against Borrower, any Guarantor or any Material Subsidiary or any Material Subsidiary or any of their respective Property in an amount of $250,000 or more for any single judgment, attachment or process or $500,000 or more for all such judgments, attachments or processes in the aggregate, in each case in excess of any applicable insurance with respect to which the insurer has admitted liability and which judgments, attachments or processes are not stayed, released or discharged within 30 days.

          9.1.16. VA Liability. Either judgement is entered, arbitration
                  ------------
     settlement is awarded or a settlement is entered into with respect to the Borrower's Veteran's Affairs liabilities in excess of the amounts (including, without limitation, principal and interest) and/or containing terms materially different than the terms set forth in the Settlement Agreement or (ii) the Borrower is unable to enter into a settlement regarding its Veterans Affairs liabilities on or before that date which is six (6) months after the Closing Date.

     9.2. Acceleration of the Obligations.
          -------------------------------

     Without in any way limiting the right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2 hereof, upon or at any time after the occurrence and during the continuance of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand, protest or further notice by Lender, become at once due and payable and Borrower shall forthwith pay to Lender the full amount of such Obligations, provided, that upon the occurrence of an Event
                                 --------
of Default specified in Section 9.1.8 hereof, all of the

Obligations shall become automatically due and payable without declaration, notice or demand by Lender.

     9.3. Other Remedies.
          --------------

     Upon the occurrence and during the continuance of an Event of Default, Lender shall have and may exercise from time to time the following rights and remedies:

          9.3.1 All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

          9.3.2 The right to take immediate possession of the Collateral, and to (i) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower or any Subsidiary of Borrower, Borrower agrees not to charge, and to cause such Subsidiary not to charge, Lender for storage thereof).

          9.3.3 Without limiting the generality of the foregoing, at the request of the Lender, the Borrower shall notify account debtors on accounts, chattel paper and general intangibles of the Borrower and obligors on instruments for which the Borrower is an obligee of the security interest of the Lender in any account, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender's agent therefor, and the Lender may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Borrower, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, the Borrower shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Borrower as trustee for the Lender without commingling the same with other funds of the Borrower and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments. The Lender shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Lender to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

          9.3.4 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrower agrees that 10 days written notice to Borrower of any public sale other disposition of Collateral, or of the time after which there may be a private sale of other disposition of Collateral, shall be reasonable notice thereof, and any such public sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrower's premises or on the premises of any Subsidiary of Borrower, without charge therefor, and such sales may be adjourned from to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 2 Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, taking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to the interest and fees due upon any of the Obligations; and third, to the principal of the Obligations. If there shall be any deficiency, Borrower and all Guarantors shall remain liable to Lender therefor.

          9.3.5 Lender is hereby granted a license and other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks, domain names and advertising matter, and any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit.

          9.3.6 Lender may, at its option, require Borrower to deposit with Lender funds equal to the LC Amount plus fifty percent (50%) of the face amount of all outstanding Letters of Credit and LC Guaranties of Letters of Credit and, if Borrower fails to promptly make such deposit, Lender may advance such amount as a Revolving Credit Loan (whether or not a Revolving Credit Loan Overadvance is created thereby). Each such Revolving Credit Loan shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Base Rate Portions. Any such deposit or advance shall be held by Lender in a non-interest bearing account as a reserve to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrower.

     9.4.  Remedies Cumulative; No Waiver.
           ------------------------------

     All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any guaranty given to Lender or contained in any other agreement between Lender and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Lender to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Lender shall have been fully and indefeasibly satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.

     9.5.  Marshalling.
           -----------

     The Lender shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the

Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrower hereby irrevocably waives the benefits of all such laws.

                          SECTION 10.  MISCELLANEOUS

     10.1.  Power of Attorney.
            -----------------

     Borrower hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to Borrower and in either Borrower's or Lender's name, but at the cost and expense of Borrower:

            10.1.1 At such time or times after the occurrence and during the continuance of an Event of Default as Lender or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

            10.1.2 Upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Code and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do at the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Lender so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral.

            10.1.3 Without limiting the generality of the foregoing, at such time or times upon or after the occurrence and during the continuance of an Event of Default as Lender or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral, each in a commercially reasonable manner under the circumstances; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement.

     The power of attorney granted hereby shall constitute a power coupled with an interest and shall be irrevocable.

     10.2.  Indemnity.
            ---------

     Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. In addition, Borrower shall defend Lender against and save it harmless from all claims of any Person with respect to the Collateral (except those resulting from the gross negligence or intentional misconduct of Lender). Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision in this Agreement, the obligations of Borrower under this Section 10.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

     10.3.  Modification of Agreement; Sale of Interest.
            -------------------------------------------

     This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Lender may participate, sell, assign, transfer or effectuate any other disposition of Lender's rights, title, interests, remedies, powers and duties hereunder or under any of the Loan Documents or any portion hereof or thereof at any time or times hereafter with the consent of the Borrower, such consent not to be unreasonably withheld or delayed; provided that after the occurrence of a Default or Event of Default, no such consent of the Borrower shall be required. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and Lender shall be relieved of all obligations hereunder upon any such assignments. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents. Borrower further agrees that Lender may disclose credit information regarding Borrower and its Subsidiaries to any potential participant or assignee. Lender may also at any time pledge all or any portion of its rights under the Loan Documents including any portion of the Revolving Credit Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release Lender from its obligations under any of the Loan Documents.

     10.4.  Severability.
            ------------

     Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     10.5.  Successors and Assigns.
            ----------------------

     This Agreement, the Other Agreements and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender permitted under Section 10.3 hereof.

     10.6.  Cumulative Effect; Conflict of Terms.
            ------------------------------------

     The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

     10.7.  Execution in Counterparts.
            -------------------------

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. A facsimile of an executed counterpart of this Agreement or of any other Loan Document shall have the same effect as the original executed counterpart thereof.

     10.8.  Notice.
            ------

     Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt; three Business Days after deposit of certified mail or registered mail in the mail, postage prepaid; one Business Day after delivery to an overnight courier; or, in the case of notice sent by confirmed facsimile, when sent notice back received (or, if sent on a day that is not a Business Day or after 3:00 on a Business Day, on the next Business Day), addressed as follows:



     If to Lender:                       Fleet Capital Corporation
                                         200 Glastonbury Boulevard
                                         Glastonbury, Connecticut 06033

                                         Attention:  Edgar Ezerins
                                         Facsimile No.:  (860) 368-6029



     With a copy to:                     Bingham Dana LLP
                                         One State Street
                                         Hartford, Connecticut 06103
                                         Attention:  Daniel I. Papermaster
                                         Facsimile No.:  (860) 240-2800

     If to Borrower:                     Moore Medical Corp.
                                         389 John Downey Drive
                                         New Britain, Connecticut
                                         Attention:  Susan D'Amato,
                                         Vice President
                                         Facsimile No.:  (860) 826-3653

     With a copy to:                     Joseph Greenberger, Esq.
                                         111 East 61/st/ Street
                                         New York, New York 10021
                                         Facsimile No.:  (212) 644-3858

or to such other address as each party may designate for itself by notice given in accordance with this Section 10.8; provided, however, that any notice,
                                      --------  -------
request or demand to or upon Lender pursuant to subsection 3.1.1 or 4.2.2 hereof shall not be effective until received by Lender.

     10.9.  Lender's Consent.
            ----------------

     Whenever Lender's consent, satisfaction or acceptance is required to be obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event (unless such agreement or document otherwise expressly provides), and whenever any matter is to be determined in Lender's discretion or judgment under this Agreement, any of the Other Agreements or any of the Security Documents, Lender shall be authorized to give or withhold such consent and determine such satisfaction and acceptance and exercise such discretion or judgment in Lender's sole and absolute discretion and to condition its consent, satisfaction or acceptance, or the exercise of such discretion, upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

     10.10.  Credit Inquiries.
             ----------------

     Borrower hereby authorizes and permits Lender to respond to usual and customary credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

     10.11.  Time of Essence.
             ---------------

     TIME IS OF THE ESSENCE as to all provisions of this Agreement, the Other Agreements and the Security Documents.

     10.12.  Entire Agreement.
             ----------------

     This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

     10.13.  Setoff.
             ------

     Borrower and any guarantor hereby grant to Lender a lien, security interest and right of setoff as security for all liabilities and obligations to Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of FleetBoston Corporation or in transit to any of them. At any time, without demand or notice, after a Default or Event of Default Lender may set off the same or any part thereof and apply the same to any liability or obligation of Borrower and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Revolving Credit Loans. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE REVOLVING CREDIT LOANS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

     10.14.  Interest Rate.
             -------------

     All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and Bank in the execution, delivery and acceptance of this Agreement to contract in strict compliance with the laws of the State of Connecticut from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents or the Security Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender.

     10.15.  Loss of Revolving Credit Note, etc.
             ----------------------------------

     Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Revolving Credit Note or any other security document which is not of public record, and in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Revolving Credit Note or other security document, Borrower will issue, in lieu thereof, a replacement Revolving Credit Note or other security document in the same principal amount thereof and otherwise of like tenor.

     10.16.  Interpretation.
             --------------

     No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, drafted or dictated such provision.

     10.17.  Further Assurances.
             ------------------

     The Borrower, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Lender may require more completely to vest in and assure to the Lender its rights hereunder or in any of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Code, (ii) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other applicable party, (iii) obtaining waivers from mortgagees and landlords and (iv) taking all actions required by Sections 8-313 and 8-321 of the Code (1990) or Sections 8-106 and 9-115 of the Code (1994), as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities.

     10.18.  Concerning Revised Article 9 of the Code.
             ----------------------------------------

     The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Code in the form or substantially in the form approved in 1998 by the American Law Institute and the National Conference of Commissioners on Uniform State Law ("Revised Article 9").

             10.18.1.  Attachment. In applying the law of any jurisdiction in
                       ----------
     which Revised Article 9 is in effect, the Collateral is all assets of the Borrower, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Borrower shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised
     Article 9, the Borrower shall immediately notify the Lender in a writing signed by the Borrower of the brief details thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lender.

             10.18.2.  Perfection by Filing. The Lender may at any time and from
                       --------------------
     time to time, pursuant to the provisions of (S)10.1, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Borrower or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower agrees to furnish any such information to the Lender promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Lender on behalf of the Borrower, as provided in (S)10.1, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

             10.18.3.  Other Perfection, etc. The Borrower shall at any time and
                       ----------------------
     from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Lender may reasonably request for the Lender (a) to obtain an acknowledgement, in form and substance satisfactory to the Lender, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Lender,
     (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. (S)(S) 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Lender, and (c) otherwise to insure the continued perfection and priority of the Lender's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

             10.18.4.  Other Provisions. In applying the law of any jurisdiction
                       ----------------
     in which Revised Article 9 is in effect, the following references to sections in this Agreement to existing Article 9 of that jurisdiction shall be to the Revised Article 9 Section of that jurisdiction indicated below:


--------------------------------------------------------------------------------
Agreement Section     Existing Article 9             Revised Article 9
--------------------------------------------------------------------------------
      3               (S) 9-103(3)                   Rev. (S) 9-102(a)(34)
--------------------------------------------------------------------------------
    9.2               (S) 9-207                      Rev. (S)9-207
--------------------------------------------------------------------------------
     12               (S)(S) 8-106 and 9-115 (1994)  Rev. (S)(S) 8-106 and 9-106
--------------------------------------------------------------------------------
     17               (S) 9-504(1)(c)                Rev. (S)(S) 9-608(a)(1)(C)
                                                     and 9-615(a)(3)
--------------------------------------------------------------------------------

             10.18.5.  Savings Clause. Nothing contained in this (S)10.18 shall
                       --------------
     be construed to narrow the scope of the Lender's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Lender hereunder except (and then only to the extent) mandated by Revised
     Article 9 to the extent then applicable.

     10.19.  Information and Confidentiality.
             -------------------------------
     Lender agrees to keep confidential any information furnished or made available to it by Borrower pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent Lender from disclosing
              --------
such information (i) to any Affiliate of Lender, or any officer, director, employee, attorney, agent, or advisor of Lender or any Affiliate of Lender, provided that any such Person shall agree to be bound by the same requirements to keep information confidential as are contained in this Section, (ii) to any other Person if reasonably incidental to the administration of the credit facilities provided herein, provided that any such Person shall agree to be bound by the same requirements to keep information confidential as are contained in this Section, (iii) as required by any law, rule, or regulation, (iv) upon the order of any court or administrative agency, (v) upon the request or demand of any regulatory agency or authority, (vi) that is or becomes available to the public or that is or becomes available to Lender or any of its Affiliates other than as a result of a disclosure by Lender or any of its Affiliates prohibited by this Agreement, (vii) in connection with any litigation to which Lender or any of its Affiliates may be a party, (viii) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, (ix) subject to provisions substantially similar to those contained in this Section 10.14, to any actual or proposed participant or assignee, and (x) to Gold

Sheets and other bank trade publications, such information to consist of deal terms and other information customarily found in such publications.

     10.20.  GOVERNING LAW; CONSENT TO FORUM.
             -------------------------------

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT PROVIDED, HOWEVER, THAT IF ANY OF THE
                                 --------  -------
COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN CONNECTICUT, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF CONNECTICUT. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF CONNECTICUT, LOCATED IN HARTFORD, CONNECTICUT, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE
                                --------------------
GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE COMMENCEMENT OF SUIT OR OTHER ACTION BY LENDER IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION OR ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

     10.21.  WAIVERS BY BORROWER.
             -------------------

     A. BORROWER WAIVES (i) THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL

NOTES, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO LENDER'S TAKING POSSESSION OR CONTROL OF THE COLLATERAL AND WAIVES ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS AND THE OTHER MATTERS WAIVED HEREIN FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     B. BORROWER REPRESENTS, WARRANTS AND ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE A PART IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903A OF CONNECTICUT GENERAL STATUTES, AS AMENDED. BORROWER HEREBY WAIVES ITS RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS. MORE SPECIFICALLY, BORROWER ACKNOWLEDGES THAT THE LENDER'S ATTORNEY MAY, PURSUANT TO CONN. GEN. STAT. (S)52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE LENDER ACKNOWLEDGES BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. BORROWER FURTHER WAIVES ITS RIGHTS TO REQUEST THAT LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER

     IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning of this Agreement.



                              MOORE MEDICAL CORP.
                              ("Borrower")



                              By /s/ Linda Autore
                                 Name: Linda Autore
                                 Title: President and Chief Executive Officer


                              FLEET CAPITAL CORPORATION
                              ("Lender")



                              By /s/ Edgar Ezerins
                                 Name: Edgar Ezerins
                                 Title: Vice President